Post-Effective Amendment No. 3 to
Registration No. 333-88503

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

TO
FORM S-6

     REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
OF SECURITIES OF UNIT INVESTMENT TRUSTS
REGISTERED ON FORM N-8B-2

A.	Exact name of Trust:	Massachusetts Mutual Variable Life Separate Account I
B.	Name of Depositor:	Massachusetts Mutual Life Insurance Company
C.	Complete address of Depositor's principal Executive offices:	1295 State Street Springfield, MA 01111

It is proposed that this filing will become effective (check appropriate box)
immediately upon filing pursuant to paragraph (b) of Rule 485.
	X	on May 1, 2002 pursuant to paragraph (b) of Rule 485.
60 days after filing pursuant to paragraph (a)(1) of Rule 485.
on pursuant to paragraph (a)(1) of Rule 485.
this post effective amendment designates a new effective date for a previously filed post effective amendment. Such effective date shall be ______________.
E.	Title of Securities being registered:	Survivorship Flexible Premium Adjustable Variable Life Insurance Policy
F.	Approximate date of proposed Public offering:	as soon as practicable after the effective date of this Registration Statement.

CROSS REFERENCE TO ITEMS REQUIRED
BY FORM N-8B-2

Item No. of Form N-8B-2	Caption
1	Cover Page; The Separate Account.
2	Cover Page.
3	Cover Page.
4	Sales and Other Agreements.
5	The Separate Account.
6	Not Applicable.
7	Not Applicable.
8	Appendix D. Financial Statement.
9	Legal Proceedings.
10	Detailed Description of Policy Features; Investment Options; Other Policy Information.
11	Investment Options.
12	Investment Options; Sales and Other Agreements.
13	Introduction; Detailed Description of Policy Features.
14	Detailed description of Policy Features.
15	Premiums; Exhibit 99(11).
16	Introduction; The Separate Account.
17	Detailed description of Policy Features; Exhibit 99(11).
18	The Separate Account.
19	Other Information.
20	Not Applicable.
21	Policy Loan Privilege.
22	Not Applicable.
23	Bonding Arrangement.
24	Detailed Description of Policy Features; Other Information; Investment Options.
25	Other Information.
26	Other Information; The Investment Options.
27	Other Information.
28	Appendix C: Directors and Executive Officers.
29	Other Information.
30	Other Information.
31	Not Applicable.
32	Not Applicable.
33	Not Applicable.
34	Not Applicable.
35	Sales and Other Agreements.
36	Not Applicable.
37	Not Applicable.
38	Sales and Other Agreements.
39	Sales and Other Agreements.
40	Sales and Other Agreements.
41	Sales and Other Agreements.
42	Not Applicable.
43	Sales and Other Agreements.
44	The Separate Account.
45	Not Applicable.
46	Account Value and Net Surrender Value; The Separate Account.
47	The Separate Account.
48	Not Applicable.
49	Not Applicable.
50	Not Applicable.
51	Detailed Description of Policy Features; Other Policy Information.
52	Investment Options.
53	Federal Income Tax Considerations.
54	Not Applicable.
55	Not Applicable.
56	Not Applicable.
57	Not Applicable.
58	Not Applicable.
59	Appendix D.
Survivorship Variable Universal Life II (“SVUL II”),
a Survivorship Flexible Premium Adjustable Variable Life Insurance Policy*
Issued by Massachusetts Mutual Life Insurance Company

This prospectus describes a survivorship life insurance policy (the “policy”) offered by Massachusetts Mutual Life Insurance Company (“MassMutual”). While the policy is in force, it provides lifetime insurance protection on the two Insureds named in the policy. It pays a death benefit at the death of the surviving Insured (the “second death”).

In this prospectus, “you” and “your” refer to the Owner of the policy. “We,” “us,” and “our” refer to MassMutual.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the death benefit. This flexibility allows you to meet changing insurance needs under a single insurance policy.

You may allocate net premiums and account value among the divisions of the Separate Account offered under this policy and a Guaranteed Principal Account (the “GPA”). Each division invests in shares of a designated investment fund. Currently, the funds listed at the right are available under this policy.

You bear the investment risk of any account value allocated to the investment funds. The death benefit may vary, and the net surrender value will vary, depending on the investment performance of the funds.

This policy is not a bank or credit union deposit or obligation; is not FDIC- or NCUA-insured, nor is it insured by any government agency. The policy is not guaranteed by any bank or credit union and it may decrease in value. It is also subject to investment risks, including loss of the principal amount invested.

We service the policy at our Administrative Office located at P.O. Box 1865, Life Customer Service Center Hub, Springfield, Massachusetts 01102-1865. Our telephone number is 1-800-272-2216. Our Home Office is located in Springfield, Massachusetts. Our Web site is www.massmutual.com.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

This policy provides insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this policy may not be to your advantage.

Please read this prospectus and keep it for further reference.

*Title may vary in some jurisdictions.

†These fund names have changed. See Section III, Fund Profiles, for more information.
American Century® Variable Portfolios, Inc.
•	American Century® VP Income & Growth Fund

Fidelity® Variable Insurance Products Fund II
•	Fidelity® VIP II Contrafund® Portfolio (Initial Class)

Goldman Sachs Variable Insurance Trust
•	Goldman Sachs VIT Capital Growth Fund

INVESCO Variable Investment Funds, Inc.
•	INVESCO VIF–Technology Fund

Janus Aspen Series
•	Janus Aspen Capital Appreciation Portfolio (Institutional)
•	Janus Aspen Worldwide Growth Portfolio (Institutional)

MML Series Investment Fund
•	MML Blend Fund
•	MML Emerging Growth Fund
•	MML Equity Fund
•	MML Equity Index Fund (Class II)
•	MML Growth Equity Fund
•	MML Large Cap Value Fund
•	MML Managed Bond Fund
•	MML Money Market Fund
•	MML OTC 100 Fund
•	MML Small Cap Equity Fund†
•	MML Small Cap Growth Equity Fund

Oppenheimer Variable Account Funds
•	Oppenheimer Aggressive Growth Fund/VA
•	Oppenheimer Bond Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer High Income Fund/VA
•	Oppenheimer Main Street® Growth & Income Fund/VA
•	Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.
•	Oppenheimer International Growth Fund/VA

Deutsche Asset Management VIT Funds
•	Scudder VIT Small Cap Index Fund†

T. Rowe Price Equity Series, Inc.
•	T. Rowe Price Mid-Cap Growth Portfolio

Franklin Templeton Variable Insurance Products Trust
•	Templeton Foreign Securities Fund† (Class 2)

Neither the United States Securities and Exchange Commission nor any state securities commission has approved this prospectus or determined that it is accurate or complete. Any representation to the contrary is a criminal offense. This prospectus is valid only when accompanied by the prospectuses for the investment funds. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that is filed with the Commission.

EFFECTIVE MAY 1, 2002

  Table of Contents

I. Introduction

Please refer to Appendix A for definitions of the terms contained in this prospectus.

This prospectus describes the policy. Since it is not intended to address all situations, the actual provisions of your policy will control. You should consult your policy for more information about its terms and conditions, and for any state-specific variations that may apply to your policy. These variations will depend on the “contract state” of your policy; it is usually the state or other jurisdiction in which you live.

The Policy is a life insurance contract providing a death benefit, an account value, surrender rights, policy loan privileges, and other features traditionally associated with life insurance. The policy is a “survivorship” policy because it provides life insurance on two insured lives and pays a death benefit at the time of the second death.

There is no fixed schedule of premium payments. You may establish a schedule of premium payments (“planned premium payments”), but if a planned premium payment is not made the policy will not necessarily terminate. If planned premium payments are made they do not guarantee a policy will remain in force. The policy allows you to match premium payments to your income flows or other financial decisions.

You may increase or decrease the death benefit and change the Death Benefit Option under the policy. Further, the death benefit may vary, and the net surrender value will vary, with the investment experience of the investment options in which an Owner has account value. Policy values in the GPA will earn interest at a guaranteed rate of 3%. We may credit interest periodically at rates that exceed this guaranteed rate.

The policy is participating; that is, we may pay annual dividends. However, we currently do not expect that dividends will be paid on the policy.
Introduction

This section of the introduction provides an overview of the fees and expenses associated with your SVUL II policy.

Understanding policy expenses and cash flow

The chart to the right illustrates how cash normally flows through a SVUL II policy.

The shaded boxes show the fees and expenses you pay directly or indirectly under your policy. These are explained in the pages that follow.

Depending on the state of issue we may hold your initial net premium payments in the Money Market investment option until the Right to Return period is completed.

Your Premium You make a premium payment
We deduct a Premium Expense Charge
Net Premium We allocate the net premium to the investment options you choose
The fund deducts advisory fees and other fund expenses from the portfolios
Loan Account Accumulated value set aside to secure a policy loan
Guaranteed Principal Account We hold amounts you allocate to this option in the general investment account
Variable Investment Options We hold amounts you allocate to these options ("division") in the Separate Account
Separate Account SVUL II Segment The variable investment divisions invest in the fund's portfolios
We deduct a mortality and expense risk charge daily
We credit or debit investment earnings or losses
The Loan Interest Rate Expense Charge reduces the interest credited on the Loan Account
We make monthly deductions
We deduct: - cost of insurance - administrative charge - face amount charge - rider charges
Account Value
If you make a partial withdrawal
We deduct a $25 Withdrawal Fee
Death Benefit We pay your selected Death Benefit less any outstanding policy loans
If you surrender your policy
We deduct any policy debt and a surrender charge during the first 14 years

Introduction

All expense charges and deductions are described in Charges and Deductions in Part II.

A summary of the product and Separate Account charges follows.

	CURRENT RATE	MAXIMUM RATE

Premium Expense Charge	All Coverage Years: 8.5% of premium up to Premium Expense Factor; 5.0% of premium over Premium Expense Factor.	All Coverage Years: 10.0% of premium up to Premium Expense Factor; 7.5% of premium over Premium Expense Factor.

Administrative Charge	Policy Years 1-10: $12 per month per policy.	All Policy Years: $12 per month per policy.

Policy Years 11+: $8 per month per policy.

Face Amount Charge	A rate that varies by the Issue Ages, genders, and risk classifications of the Insureds, and by the year of coverage. The monthly rate, per $1,000 of Face Amount, ranges from:	A rate that varies by the Issue Ages, genders, and risk classifications of the Insureds, and by the year of coverage. The monthly rate, per $1,000 of Face Amount, ranges from:

	Coverage Years 1-10: $0.03 to $0.15	Coverage Years 1-10: $0.06 to $0.18

	Coverage Years 11+: $0.00	Coverage Years 11+: $0.00

Insurance Charges	A per-thousand rate applied to the insurance risk each month. The rate varies by the Issue Ages, genders, and risk classifications of the Insureds, and by the year of coverage.	For standard risks, the guaranteed cost of insurance rates are based on the Commissioners 1980 Standard Ordinary (CSO) Mortality Tables.

Mortality and Expense Risk Charge	All Policy Years: 0.25%, on an annual basis, of daily net asset value of the Separate Account.	All Policy Years: 0.60%, on an annual basis, of daily net asset value of the Separate Account.

Investment Management Fees and Other Expenses	(See separate table on next page.)

Loan Rate Expense Charge	Policy Years 1-10: 0.50% of loaned amount.	All Policy Years: 0.80% of loaned amount.
Policy Years 11+: 0.25% of loaned amount.

Withdrawal Fee	$25	$25

Surrender Charges (Applies upon policy surrender; a partial surrender charge may also apply upon a decrease in Face Amount)	Coverage Years 1-5: Based on the
Target Premium (but not to exceed
$45 per thousand of Face Amount).

Coverage Years 6-14: The preceding
year surrender charge reduced by
10% of the first-year surrender
charge.	Coverage Years 1-5: Based on the
Target Premium (but not to exceed
$45 per thousand of Face Amount).

Coverage Years 6-14: The preceding
year surrender charge reduced by
10% of the first-year surrender
charge.

The Premium Expense Factor referenced above is used to determine the premium expense charge and sales compensation. The Premium Expense Factor is shown in the policy; it can be quoted upon request before the policy is issued. Examples of current Premium Expense Factors per $1,000 of Face Amount, for a Male and Female, both Non-Tobacco risk class, are: Both Age 25 –  $2.48; Both Age 55  – $12.45; Both Age 85 – $58.83. The Premium Expense Factor for your policy will be based on the Issue Ages, genders, and risk classes of the Insureds, and on the Face Amount.

The Target Premium referenced above is used to determine surrender charges. Although the Target Premium is not shown in the policy, the surrender charges are listed in the policy; they can be quoted upon request before the policy is issued. Examples of current Target Premiums per $1,000 of Face Amount, for a Male and Female, both Non-Tobacco risk class, are: Both Age 25 – $2.48; Both Age 55  – $12.45; Both Age 85 – $58.83. The Target Premium for your policy will be based on the Issue Ages, genders, and risk classes of the Insureds, and on the Face Amount.
Introduction

Investment Management Fees and Other Expenses
(Reflect any expense waiver, limitation and reimbursement arrangements in effect, as noted)

Total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 2001.

Fund Name	Management Fees		Other Expenses		12b-1 Fees		Total Fund Operating Expenses

American Century® VP Income & Growth Fund	0.70%		0.00%		—		0.70%

Fidelity® VIP II Contrafund® Portfolio (Initial Class)	0.58%		0.10%		—		0.68%	[1]

Goldman Sachs VIT Capital Growth Fund	0.75%		0.25%	[2]	—		1.00%	[2]

INVESCO VIF–Technology Fund	0.75%		0.32%		—		1.07%

Janus Aspen Capital Appreciation Portfolio (Institutional)	0.65%		0.01%		—		0.66%

Janus Aspen Worldwide Growth Portfolio (Institutional)	0.65%		0.04%		—		0.69%

MML Blend Fund	0.38%		0.02%	[3]	—		0.40%

MML Emerging Growth Fund	1.05%		0.11%	[3]	—		1.16%

MML Equity Fund	0.37%		0.03%	[3]	—		0.40%

MML Equity Index Fund (Class II)	0.10%		0.16%	[4]	—		0.26%

MML Growth Equity Fund	0.80%		0.11%	[3]	—		0.91%

MML Large Cap Value Fund	0.80%		0.07%	[3]	—		0.87%

MML Managed Bond Fund	0.47%		0.01%	[3]	—		0.48%

MML Money Market Fund	0.48%		0.02%	[3]	—		0.50%

MML OTC 100 Fund	0.45%		0.11%	[3]	—		0.56%

MML Small Cap Equity Fund [5]	0.65%		0.04%	[3]	—		0.69%

MML Small Cap Growth Equity Fund	1.07%		0.08%	[3]	—		1.15%

Oppenheimer Aggressive Growth Fund/VA	0.64%		0.04%		—		0.68%

Oppenheimer Bond Fund/VA	0.72%		0.05%		—		0.77%

Oppenheimer Capital Appreciation Fund/VA	0.64%		0.04%		—		0.68%

Oppenheimer Global Securities Fund/VA	0.64%		0.06%		—		0.70%

Oppenheimer High Income Fund/VA	0.74%		0.05%		—		0.79%

Oppenheimer Main Street® Growth & Income Fund/VA	0.68%		0.05%		—		0.73%

Oppenheimer Strategic Bond Fund/VA	0.74%	[6]	0.05%		—		0.79%

Oppenheimer International Growth Fund/VA	1.00%		0.05%		—		1.05%

Scudder VIT Small Cap Index Fund [7]	0.35%		0.10%		—		0.45%	[7]

T. Rowe Price Mid-Cap Growth Portfolio	0.85%		0.00%		—		0.85%

Templeton Foreign Securities Fund [8] (Class 2)	0.68%		0.22%		0.25%	[8]	1.15%	[8]

[1]
Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including these reductions, the Other Expenses for the VIP II Contrafund Portfolio (Initial Class) would have been 0.06% decreasing the VIP II Contrafund Portfolio’s (Initial Class) total fund expenses to 0.64%.

[2]
Goldman Sachs Asset Management, the investment adviser to the Fund, has voluntarily agreed to reduce or limit certain “Other Expenses” of such Fund (excluding management fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed the percentage stated in the table, as calculated per annum, of such Fund’s average daily net assets. The expenses shown include these expense reductions and limitations. If not included, the “Other Expenses” and “Total Operating Expenses” for the Goldman Sachs VIT Capital Growth Fund would be 0.94% and 1.69% respectively, of the Fund’s average daily net assets and are based on actual expenses for the fiscal year ended December 31, 2001. The expense reductions or limitations may be discontinued or modified by the Investment Adviser at their discretion at any time.

[3]
MassMutual has agreed to bear expenses of the MML Blend Fund, MML Emerging Growth Fund, MML Equity Fund, MML Growth Equity Fund, MML Large Cap Value Fund, MML Managed Bond Fund, MML Money Market Fund, MML OTC 100 Fund, MML Small Cap Equity Fund and MML Small Cap Growth Equity Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the Funds through April 30, 2003. The expenses shown for MML Emerging Growth Fund, MML Growth Equity Fund and MML OTC 100 Fund include this reimbursement. If not included, the Other Expenses for these Funds in 2001 would have been 0.32% for the MML Emerging Growth Fund, 0.19% for the MML Growth Equity Fund and 0.26% for the MML OTC 100 Fund. We did not reimburse any expenses of the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, MML Money Market Fund, MML Large Cap Value Fund, MML Small Cap Equity Fund and MML Small Cap Growth Equity Fund in 2001.

[4]
Effective February 28, 2002, MassMutual has agreed, through April 30, 2004, to bear the expenses, (other than interest, taxes, brokerage commissions and extraordinary expenses) to the extent that total operating expenses, as a percentage of average daily net assets, exceed 0.26%. If not included, the Total Operating Expenses for the MML Equity Index Fund (Class II) in 2001 would be 0.34%.

[5]	Prior to May 1, 2002, this Fund was called MML Small Cap Value Equity Fund.

[6]
OppenheimerFunds, Inc. (OFI) will reduce the management fee by 0.10% as long as the fund’s trailing 12-month performance at the end of the quarter is in the fifth Lipper peer-group quintile; and by 0.05% as long as it is in the fourth quintile. The waiver is voluntary and may be terminated by the Manager at any time.

[7]
Deutsche Asset Management, Inc. (The Advisor) has voluntarily agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to the current expense cap listed. Deutsche Asset Management does not guarantee that the fee waiver will remain in effect and could be subject to change. Absent of this expense cap reimbursement the management fees and other expenses for the Scudder Small Cap Index Fund would be 0.35% and 0.28%. Prior to May 1, 2002, the Scudder VIT Small Cap Index Fund was called Deutsche VIT Small Cap Index Fund.

[8]
The Fund’s Class 2 distribution plan or “rule 12b-1 plan” is described in the Fund’s prospectus. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. This reduction is required by the Fund’s Board of Trustees and an order of the Securities and Exchange Commission. Without this reduction the Total Annual Fund Operating Expenses would have been 1.16%. Prior to May 1, 2002, this Fund was called the Templeton International Securities Fund.

(See the fund prospectuses for more information.)
Introduction

II. Detailed Description of Policy Features

Purchasing the Policy

To purchase a policy, you must send a completed application to our Administrative Office. The minimum Initial Face Amount of a policy is currently $100,000. The policy can be issued for two Insureds where the older Insured is between the ages of 18 and 90 inclusive, and the younger Insured is between the ages of 18 and 85 inclusive. Before issuing a policy, we will require evidence of insurability. This usually will require a medical examination.

We determine whether to accept or reject the application for the policy and the Insureds’ risk classifications. If we do not accept the application, we will refund any premium paid.

Coverage under the policy becomes effective on the Issue Date of the policy or, if later, the date the first premium is paid. See Premiums for more about the first premium. For the first premium to be paid, we must receive it in good order.

Unisex Policy. Policies generally are issued with values that vary based on the genders of the Insureds. Policies purchased as part of an employee benefit plan may be “unisex”; that is, they have policy values that do not vary by the genders of the Insureds. References in the prospectus to sex-distinct policy values are not applicable to unisex policies. Upon request we will provide you illustrations showing the effect of unisex rates on premiums, net surrender values, and death benefits.

Right to Return the Policy. Once you receive your policy, you should review it carefully. If you are not satisfied with your policy, you may cancel it within 10 days after you receive it. (This period of time may vary by state.)

To cancel the policy, return it to us at our Administrative Office, to the agent who sold the policy, or to one of our agency offices. If you cancel your policy, we will give you a refund.

In most states, this refund is the sum of:

(i)	any premium paid for the policy; plus

(ii)	any interest credited to the policy; plus or minus

(iii)	an amount reflecting the investment experience of the divisions of the Separate Account under this policy to the date we receive the policy; minus

(iv)	any amounts withdrawn and any policy debt.

In other states, this refund is equal to any premium paid for the policy, reduced by any amounts withdrawn and any policy debt.

Consult your policy to determine which refund applies under your policy. A few states have variations of these two refund types.

Death Benefit

If both Insureds die while the policy is in force, we will pay the death benefit to the named Beneficiary. We will pay the death benefit within seven days after we determine that the claim for the death benefit is in good order. All or part of the death benefit can be paid in a lump sum or under one or more of the payment options described in the policy.

Minimum Death Benefit. In order to qualify as life insurance under Internal Revenue Code (“IRC”) Section 7702, the policy has a minimum death benefit determined by one of two compliance tests. You choose the test when you apply for the policy. You cannot change your choice of test after the policy is issued.

Under one test, the Cash Value Test, the minimum death benefit is equal to a percentage of the account value. The percentage depends on the genders (male, female, unisex), tobacco classifications, and Attained Ages of both Insureds.

Under the other test, the Guideline Premium Test, the minimum death benefit also is equal to a percentage of the account value, but the percentage varies only by the Attained Age of the younger Insured. The percentages are shown in the policy.

Your choice of the Guideline Premium Test or the Cash Value Test will depend on how you intend to pay premiums. In general, if you intend to pay premiums in early policy years only, the Cash Value Test may be more appropriate. If you intend to pay level premiums over a long period of years, the Guideline Premium Test may be more appropriate. You should see policy illustrations of both approaches to determine how the policy works under each approach, and which is best for you.

Death Benefit Options. The death benefit is the benefit provided under the Death Benefit Option in effect on the date of the second death. This benefit is reduced by any outstanding policy debt and any due but unpaid premium needed to avoid policy termination. You may choose one of three Death Benefit Options:

(a)	Option 1 (a level amount option),

(b)	Option 2 (a variable amount option), or

(c)	Option 3 (an amount that varies by the amount of premium accepted by us).

You choose the Death Benefit Option in the application and you may change the option at a later date subject to certain restrictions described in Changes in Death Benefit Option.

The death benefit provided by Options 1, 2 and 3 is as follows.

Option 1—The benefit is the greater of:

(a)	the Face Amount on the date of the second death; or

(b)	the minimum death benefit on the date of the second death.

Option 2—The benefit is the greater of:

(a)	the Face Amount plus the account value on the date of the second death; or

(b)	the minimum death benefit on the date of the second death.

Option 3—The benefit is the greater of:

(a)	the Face Amount plus the premiums paid less any premiums refunded under the policy to the date of the second death; or

(b)	the minimum death benefit on the date of the second death.

See Appendix B for examples of how changes in account value and the amount of premiums paid may affect the death benefit of a policy.

Changes in Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option. You must provide a written application and you may have to provide evidence that the Insureds still are insurable. A change in the Death Benefit Option will result in a change of the policy Face Amount. The death benefit under the new Death Benefit Option will be the same as the death benefit under the old Death Benefit Option at the time of the change.

You cannot change the Death Benefit Option if:

1.	the Face Amount is reduced to less than the minimum Initial Face Amount as a result of the change; or

2.	the Attained Age of the younger Insured has reached 85, or of the older has reached 90; or

3.	only one of the Insureds is alive.

When the policy Face Amount changes as a result of a change in the Death Benefit Option, the monthly charges also will change. The change in Face Amount also may change the charges for certain additional benefits. The change in Face Amount will not change the policy surrender charge.
  Detailed Description of Policy Features

For examples of Death Benefit Option changes and how they impact the contract, see Appendix B.

Changes in Face Amount. You may request an increase or decrease in the Face Amount by submitting the request for a change of Face Amount to us at our Administrative Office.

Increases in Face Amount. You must provide us with a written application and evidence the Insureds are still insurable to increase your Face Amount. An increase may not be less than $50,000. You may not increase the Face Amount of the policy after the younger Insured reaches Attained Age 85 or, if earlier, after the older Insured reaches Attained Age 90.

If you increase the policy Face Amount, the monthly charges will increase. Also, the policy may become a “modified endowment contract” under federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

Decreases in Face Amount. After the first Policy Year, you may decrease the policy Face Amount at any time (except during the 12-month period following a Face Amount increase). You may not decrease the Face Amount if the decrease would result in a Face Amount of less than the minimum Initial Face Amount.

If you decrease the Face Amount, a partial surrender charge may apply. (See Decrease in Face Amount in the Surrender Charges section of this Part.) We will deduct partial surrender charges from the division(s) of the Separate Account and from the GPA in proportion to the non-loaned values in each.

A decrease will reduce the Face Amount in the following order:

(a)	the Face Amount of the most recent increase; then

(b)	the Face Amounts of the next most recent increases successively; and last

(c)	the Initial Face Amount.

If you decrease the Face Amount, the monthly charges deducted from the account value will decrease.

If you decrease the Face Amount, the policy may become a “modified endowment contract” under federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

Premiums

The first premium must be paid before the policy can become effective. Thereafter, within limits you may make premium payments at any time and in any amount. You may allocate net premiums among the divisions of the Separate Account and to the GPA (see Overall Limitation on Net Premium Allocations and Transfers).

First Premium. Generally, you determine the first premium you want to pay for the policy; but it must be at least equal to the minimum initial premium. The minimum initial premium depends on your chosen premium frequency, Initial Face Amount and Death Benefit Option, and on the Issue Age, gender, and risk classification of each Insured.

Planned Premiums. When applying for the policy, you select the planned premium amount and the payment frequency (annual, semiannual, quarterly, or monthly check service). The planned premium must be at least $20. The amount of the planned premium and the payment frequency you select are shown in the policy. We will send you premium notices based on your selections. To change the amount and frequency of planned premiums, send a request to us at our Administrative Office.

If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not guarantee the policy will remain in force. To keep the policy in force, it must either have sufficient value or meet the safety test. See Grace Period and Termination.
  Detailed Description of Policy Features

Premium Payments and Flexibility. After you have paid the first premium, within limits you may pay any amount at any time while at least one Insured is living. Send all premium payments to us either at our Administrative Office or at the address shown on the premium notice.

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments.

If applying a subsequent premium in a policy year means your policy will become a modified endowment contract, the following will occur:

•
For an unbilled subsequent premium payment, we will credit only that part of your premium payment to your policy that will not cause it to become a modified endowment contract, unless you’ve told us in writing that you want your policy to become a modified endowment contract. We will refund any remaining premium that we can not apply and return it to you.

•
If we receive this subsequent premium payment within 21 days prior to your Policy Anniversary Date and we have billed you for a planned premium due on or about the Policy Anniversary Date, this payment will not be in good order. We’ll hold the payment and we will contact you for instructions on how to apply the payment.

•
If we receive this subsequent premium payment within 10 days prior to your Policy Anniversary Date and we’ve billed you for a planned premium due on or about the Policy Anniversary Date, we’ll hold this premium payment and credit it to your policy on the Anniversary Date or, if not a Valuation Date, the Valuation Date next following your Policy Anniversary Date. In such case, we will notify you of our action after we credit your premium payment.

These procedures may not apply if there has been material change to your policy that impacts the 7-pay limit or 7-pay period.

Premium Limitations. The minimum premium payment is $20.

If you choose the Cash Value Test to qualify your policy as life insurance, the maximum premium each Policy Year is the greatest of:

(a)	an amount equal to $100 plus double the Target for the policy;

(b)	the amount of premium paid in the preceding Policy Year; or

(c)	the highest premium payment amount that would not increase the insurance risk (see Insurance Charges).

We may refund any amount of premium payment that exceeds the Cash Value Test limit.

If you choose the Guideline Premium Test, the maximum premium for each Policy Year is the lesser of:

(a)	the maximum premium for the Cash Value Test; or

(b)	the Guideline Premium Test amount which will be stated in the policy.

If you choose the Guideline Premium Test, we will refund any amount of premium payment that exceeds the Guideline Premium Test limit. In this case, you may instead increase the Face Amount, by meeting the requirements for the increase, so that the premium payment is within the increased premium limit. Otherwise, the policy would no longer qualify as life insurance under federal tax law.

Allocating Net Premiums. A net premium is a premium payment we receive in good order, minus the Premium Expense Charge. When we discuss the receipt of a net premium, we mean the receipt of a premium payment in good order, reduced by the Premium Expense Charge.
  Detailed Description of Policy Features

Net Premiums Received through Issue Date. The Policy Date, Issue Date, and Register Date of your policy may affect the allocation of your net premiums. This, in turn, can affect the investment earnings and interest credited on your policy account value. The Issue Date is the date we actually issue the policy. The Policy Date normally is the same date as the Issue Date. The Register Date is discussed in the next subsection.

We will allocate any net premiums we receive through the Issue Date of your policy to our general investment account. If we receive the net premium on or before the Issue Date, interest will begin to accrue as of the later of the Policy Date or the date we receive the net premium. In most cases, because the Policy Date normally is the same date as the Issue Date, interest will accrue for only one day before being allocated to the divisions and the GPA (see Register Date and Valuation Date).

You may request in your application that we set the Policy Date to be a specific date earlier than the Issue Date. In this case, monthly charges will be deducted as of the requested Policy Date which will cover the period of time during which the policy is not in effect. If you pay a premium with your application and the Policy Date you request is earlier than the date we receive your payment, interest will accrue only from the date we receive the payment.

Net premiums allocated to our general investment account will earn interest at the rate(s) we use for the GPA during that time. (See the discussion of fixed account value in Account Value, Net Surrender Value, Surrender, and Withdrawals.) Of course, no interest or investment experience will be earned if we do not issue the policy, or if we issue the policy and you do not accept it.

Register Date and Valuation Date. We set the Register Date for the policy. The Register Date depends on the type of refund offered under the Right to Return provision in your policy. Refer back to Purchasing the Policy for information about this provision.

The Register Date must be a Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading.

If the refund in your state includes interest and investment experience, the Register Date is the Valuation Date that is on, or next follows, the later of:

(a)	the day after the Issue Date of the policy; or

(b)	the day we receive the first premium payment in good order.

If the refund in your state does not include interest or investment experience:

1.	The Register Date is the Valuation Date that is on, or next follows, the later of:

•	the day after the end of the Right to Return period; or

•	the day we receive the first premium in good order;

2.	We will allocate any net premiums received after the Issue Date but before the Register Date to the Money Market division; and

3.	We will allocate any values in the policy held as of the Issue Date to the Money Market division on the first Valuation Date after the Issue Date.

Net premiums credited to the policy on and after the Register Date will be allocated among the divisions and the GPA according to your new premium allocation instructions. Also, any values held in the policy before the Register Date will be allocated on the Register Date among the divisions and the GPA according to your net premium allocation instructions on that date.

Net Premium Allocation. When applying for the policy, you indicate how you want net premiums allocated among the divisions and the GPA. You may change your net premium allocation at any time by telephone or by sending notice to us at our Administrative Office. We will take reasonable steps to confirm that instructions given to us by telephone are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions if we fail to take such steps. We may tape record all telephone instructions.

You may set your net premium allocation in terms of whole-number percentages that add to 100%. (Also see Overall Limitation on Net Premium Allocations and Transfers.)

Transfers

You may transfer all or part of the account value invested in a division of the Separate Account to any other division or to the GPA (see Overall Limitation on Net Premium Allocations and Transfers). You can make transfers by telephone or by sending notice to us at our Administrative Office. We will take reasonable steps to confirm that instructions given to us by telephone are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions if we fail to take such steps. We may tape record all telephone instructions.

Although currently there is no limit on the number of transfers you may make, we reserve the right to limit the number to no more than one every 90 days. If we impose a limit, it would not apply to a transfer of all values in the Separate Account divisions to the GPA or to transfers made in connection with any automated-transfer program we offer.

We limit transfers from the GPA to the Separate Account divisions to one each Policy Year. You may not transfer more than 25% of the fixed account value (less any policy debt) at the time of the transfer. There is one exception to this rule. If you:

•	have transferred 25% of the fixed account value each Year for three consecutive Policy Years; and

•	you have not added any net premiums or transfer amounts to the GPA during these three Years; then you may transfer the remainder of the fixed account value (less any policy debt) out of the GPA in the succeeding Policy Year. In this case, you must transfer the full amount out of the GPA in one transaction.

Any transfer is effective on the Valuation Date at the price next determined after we receive the request in good order at our Administrative Office. We do not charge for transfers.

Limits on Frequent Transfers. This policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Such frequent trading can disrupt the management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance. Therefore, organizations and individuals that use market-timing investment strategies should not purchase this policy.

If we, or the investment adviser to any of the funds available with this policy, determine that your transfer patterns among funds reflect a market timing strategy, we reserve the right to take action, including, but not limited to:

•	not accepting transfer instructions from a policyowner; and

•	restricting your ability to submit transfer requests by overnight mail, facsimile transmissions, the telephone, the Internet or any other type of electronic medium.

We will notify you in writing if we will not accept your transfer request or we implement a transfer restriction due to your use of market timing investment strategies. We will allow you to re-submit the rejected transfer request and any future transfer requests by regular mail only. If we do not accept your transfer request, we will return the policy value to the investment option that you attempted to transfer from as of the Valuation Date your transfer request is rejected.

Additionally, orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any transfer request to a division if the division’s investment in the corresponding fund is not accepted for any reason.

We have the right to terminate, suspend or modify these transfer provisions.

Overall Limitation on Net Premium Allocations and Transfers. You may allocate net premiums and transfer amounts to up to 16 divisions over the life of the policy. We reserve the right to increase this limit.

In addition, we may need to further limit access to divisions of the Separate Account, so the policy will continue to qualify as life insurance. See the Investor Control section of Federal Income Tax Considerations in Part V for more information.

Dollar Cost Averaging

Dollar Cost Averaging (DCA) may be a way to soften the effects of short-term market fluctuations on one’s investment returns. It is an automated-transfer program.

Initially, an amount of money is placed in one division of the Separate Account. Then, over a stipulated period of time and at a preset frequency, a specified amount of account value is transferred from that “source division” and allocated to other divisions (“object divisions”).

Since the same, specified dollar amount is transferred to each object division at a preset frequency, more accumulation units are purchased when prices are low than when prices are high. Therefore, a lower average cost per unit may be achievable than through a lump-sum purchase of units or through non-level purchases of units.

Dollar Cost Averaging will not assure you of a profit and will not protect you against a loss in declining markets. Since our DCA program anticipates continued investment during periods of fluctuating prices, you should consider your ability to assume the financial risks of continuing DCA through periods of fluctuating price levels.

To elect DCA, complete our DCA election form and send it to us for processing. You may specify a termination date for DCA, if you wish to do so.

If, on a specified DCA transfer date however, the source division does not have enough value to make the transfers you elected, DCA will automatically terminate.

You may not elect Dollar Cost Averaging for the policy while Portfolio Rebalancing is in effect for the policy.

We may at any time modify, suspend, or terminate the Dollar Cost Averaging program without prior notification.

Portfolio Rebalancing

Portfolio Rebalancing is a way to maintain specified ratios of account values among selected divisions of the Separate Account. It is an automated-transfer program.

Over time, varying investment performance among divisions may cause the ratios of your account value in those divisions to change. You may automatically rebalance the portions in the divisions you select with Portfolio Rebalancing.

You may choose divisions (“balance divisions”) among which you wish to maintain certain relative proportions of account value. At a preset frequency, we will make transfers among these balance divisions so that your account value in these divisions will again match the ratios you desire.

To elect Portfolio Rebalancing, complete our Portfolio Rebalancing election form and send it to us for processing.

You may not elect Portfolio Rebalancing while Dollar Cost Averaging is in effect for the policy.

We may at any time modify, suspend, or terminate the Portfolio Rebalancing program without prior notification.
  Detailed Description of Policy Features

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make planned premium payments. Conversely, making planned premium payments does not guarantee that the policy will remain in force.

The policy may terminate if its account value cannot cover the monthly charges and the safety test is not met.

If the policy does terminate, you may be permitted to reinstate it.

Grace Period and Termination. The policy may terminate without value if:

•	its account value, less any outstanding policy debt, on a Monthly Charge Date cannot cover the monthly charges due; and

•	the safety test is not met on that Date.

However, we allow a grace period for payment of the premium amount (not less than $20) needed to avoid termination. We will mail you a notice stating this amount.

The policy will terminate without value if we do not receive the required payment by the end of the grace period.

The policy also may terminate if the policy debt limit is reached. (See Policy Loan Privilege.)

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. (See Tax, Payment, and Termination Risks Relating to Policy Loans in “Policy Loan Privilege” later in this Part; and also see Federal Income Tax Considerations in Part V.)

Grace Period. The grace period begins on the date the monthly charges are due. It ends 61 days after that date or, if later, 31 days after the date we mail the notice stating the amount needed.

During the grace period, the policy will stay in force. If the second death occurs during the grace period, the death benefit will be payable. In this case, any due but unpaid premium amount needed to avoid termination will be deducted from the death benefit.

Safety Test. (Not available in New York) The safety test allows you to keep the policy in force, regardless of the account value of the policy, by making minimum premium payments. But the safety test can be met only during the Guarantee Period stated in the policy.

The Guarantee Period has an associated monthly Guarantee Premium. The amount of the Guarantee Premium depends on the Issue Age, gender, and risk classification of each Insured, and on the Face Amount and Death Benefit Option.

During the Guarantee Period, the safety test is met if (A) equals or exceeds (B), defined as:

(A)	premiums paid less any amounts withdrawn, accumulated at an effective annual interest rate of 3%;

(B)	monthly Guarantee Premiums paid on each Monthly Charge Date beginning on the Policy Date, accumulated at an effective annual interest rate of 3%.

In (A) above, we exclude any premiums refunded (see Premium Limitations).

Example:

The policy is in the Guarantee Period. The monthly Guarantee Premium is $25. You have made premium payments of $35 on each Monthly Charge Date beginning on the Policy Date. In this case, the safety test is met. Even if the account value cannot cover the monthly charges, the policy will stay in force.

Generally, the Guarantee Period is the first five Policy Years. Consult your policy for the Guarantee Period available to you.
  Detailed Description of Policy Features

Reinstating Your Policy. If your policy terminates, you may reinstate it—that is, put it back in force. But you may not reinstate your policy if:

•	you surrendered it; or

•	five years have passed since it terminated; or

•	the younger Insured’s Attained Age exceeds 99; or

•	an Insured has died since the policy terminated.

Requirements to Reinstate Your Policy. To reinstate your policy, we will need:

1.	a written application to reinstate;

2.	evidence, satisfactory to us, that each Insured living when the policy terminated still is insurable; and

3.	a premium payment sufficient to keep the policy in force for three months after reinstatement. The minimum amount of this premium payment will be quoted on request.

Policy after You Reinstate. If you reinstate your policy, the Face Amount will be the same as it was when it terminated. Your account value at reinstatement will be the premium paid at that time, reduced by the premium expense charge and any monthly charges then due. (Monthly charges for the period before reinstatement are not recovered.) Surrender charges after reinstatement will apply as if the policy had not terminated. However, if the surrender charge was taken when the policy terminated, then the applicable surrender charges will not be reinstated.

If you reinstate your policy, it may become a “modified endowment contract” under current federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

Charges and Deductions

We will deduct charges from the policy to compensate us for:

(a)	providing the insurance benefits under the policy (including any riders);

(b)	administering the policy;

(c)	assuming certain risks in connection with the policy (including any riders); and

(d)	selling and distributing the policy.

In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Deductions from Premiums

We deduct a premium expense charge from each premium payment you make. The premium expense charge rate is higher for premium payments up to the Premium Expense Factor than for premium payments over the Premium Expense Factor. The Premium Expense Factor is based on the Issue Ages, genders, and risk classifications of the Insureds.

If you have increased the policy Face Amount, we allocate premium payments to the Initial Face Amount and to all increases based on the relative size of the Premium Expense Factor for each.

Monthly Charges Against the Account Value

We deduct charges from the account value on each Monthly Charge Date. The monthly charges are:

(a)	an administrative charge;

(b)	a face amount charge;

(c)	an insurance charge; and

(d)	a rider charge for any additional benefits provided by rider.

We deduct the monthly charges from the division(s) and the GPA in proportion to the non-loaned values of the policy in the division(s) and the GPA.

Monthly charges beyond Attained Age 99 of the younger Insured are zero.
  Detailed Description of Policy Features

Directed Monthly Deduction Program. You may elect to have us deduct the monthly charges from one division of the Separate Account, or from the Guaranteed Principal Account. This feature is called the Directed Monthly Deduction Program (DMDP).

The Directed Monthly Deduction Program is a way to have monthly policy charges deducted from your account value in one investment option, rather than from all options on a pro rata basis. If you don’t have enough value in your selected DMDP investment option on any Monthly Charge Date to cover the monthly charges then due, the monthly charges for that date will be deducted from all investment options with account value on a pro rata basis.

To elect DMDP, complete our DMDP election form and send it to us for processing. You may specify a termination date for DMDP, if you wish to do so.

We may at any time modify, suspend, or terminate the Directed Monthly Deduction Program without prior notification.

Administrative Charge and Face Amount Charge. The monthly administrative charge and face amount charge reimburse us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Insurance Charge. The monthly insurance charge for a policy is equal to the insurance risk under the policy, multiplied by the monthly insurance charge rate for that policy month. We determine the “insurance risk” on the first day of each policy month. It is the amount by which the death benefit (discounted at the monthly equivalent of 3% per year) exceeds the account value.

Insurance rates are based on the Issue Ages, genders, and risk classes of the Insureds, and the year of coverage. We currently place Insureds into the following five standard rate classes: Ultra Preferred Non-Tobacco, Select Preferred Non-Tobacco, Non-Tobacco, Select Preferred Tobacco, and Tobacco. We also have rate classes for less-favorable mortality risks. In otherwise identical policies, the monthly insurance rate is higher for tobacco users than for those who do not use tobacco and higher for Non-Tobacco Insureds than for Ultra Preferred Non-Tobacco Insureds.

Rider Charge. You can obtain additional benefits by requesting riders on your policy. The monthly rider charges include charges for any benefits you add by rider.

Daily Charges Against the Separate Account

Mortality and Expense Risk Charge. Each day we deduct a charge from the Separate Account for mortality and expense risks. We do not deduct this charge from the assets in the GPA.

The mortality risk is a risk that the group of lives we insure may, on average, live for shorter periods of time than we estimated. The expense risk is a risk that our costs of issuing and administering policies may be more than we estimated.

If we do not need all the money we collect in mortality and risk charges to cover death benefits and expenses, the amount we do not need will be our gain. However, even if the money we collect is not enough to cover death benefits and expenses, we will pay all death benefits and expenses.

Investment Management Fee and Other Expenses. Each fund incurs investment management fees and other expenses. In addition, one or more funds may incur distribution and service fees called “12b-1” fees. (For details on these charges, see the fund prospectuses.) These are deducted from the fund.

Surrender Charges

If you fully surrender the policy or decrease the Face Amount during the first 14 Policy Years, we will take a surrender charge against the account value. This also applies during the first 14 years after an increase in Face Amount.

We calculate surrender charges separately for the Initial Face Amount and for each increase in the Face Amount. The surrender charge in the first five years of coverage is based on the Target Premium. Then, the surrender charge is decreased by 10% of the first-year surrender charge in each of the next nine years of coverage, and is zero in the fifteenth and later years.

Decrease in Selected Face Amount. If you decrease your policy Face Amount, we cancel all or a part of your Face Amount segments. We may take a partial surrender charge from the account value. The partial surrender charge is equal to the surrender charge for each canceled Face Amount segment plus a pro rata surrender charge for any decreased segment. But if the partial surrender charge would be greater than the account value of the policy, we set the partial surrender charge equal to the account value on the date of the decrease.

After a Face Amount decrease, we reduce the remaining surrender charge for the policy by the amount of the partial surrender charge taken.

Other Charges

Withdrawal Fee. If you make a withdrawal from your policy, we deduct $25 from the amount you withdraw. This fee is guaranteed not to exceed $25.

The withdrawal fee reimburses us for processing withdrawals.

Loan Interest Rate Expense Charge. This charge reimburses us for administering policy loans.

Special Circumstances

We may vary the charges and other terms of policies where special circumstances result in sales or administrative expenses or insurance risks that are different from those normally associated with these policies. We will make these variations only in accordance with uniform rules we establish.

Account Value, Net Surrender Value, Surrender, and Withdrawals

The account value of the policy has two components: the variable account value and the fixed account value.

Variable Account Value. The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;

•	transfers to the Separate Account from the Guaranteed Principal Account;

•	transfers and withdrawals from the Separate Account;

•	monthly charges and surrender charges deducted from the Separate Account; and

•	the net investment experience of the Separate Account.

These transactions are all reflected in the variable account value through the purchase and sale of accumulation units.

Net Investment Experience and Accumulation Units. The net investment experience of the variable account value is reflected in the value of the accumulation units. The value of your accumulation units in a division is equal to:

•	the accumulation unit value in that division; multiplied by

•	the number of accumulation units in that division credited to your policy.

We purchase and sell accumulation units at the unit value as of the closing time of the New York Stock Exchange on the Valuation Date processed.
  Detailed Description of Policy Features

If we receive a premium or a transaction request in good order before the closing time on a Valuation Date, units will be purchased or sold as of that Valuation Date. If we receive it in good order after that time, units will be purchased or sold as of the next Valuation Date.

The variable account value of the policy is the total of the values of the accumulation units in each division credited to the policy.

Fixed Account Value. The fixed account value is the accumulation at interest of:

•	net premiums allocated to the Guaranteed Principal Account; plus

•	amounts transferred into the GPA from the Separate Account; minus

•	amounts transferred or withdrawn from the GPA; and minus

•	monthly charges and surrender charges deducted from the GPA.

Interest on the Fixed Account Value. The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual loan interest rate minus the loan interest rate expense charge; or

•	3% if greater.

For the part of the fixed account in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or

•	3% if greater.

Net Surrender Value. The net surrender value of the policy is equal to:

•	the account value; minus

•	any surrender charges that apply; and minus

•	any policy debt.

Surrender. You may surrender your policy by sending a written request, using our surrender form and any other forms we require, to us at our Administrative Office. The surrender will be effective on the Valuation Date we receive all required forms in good order. We will process it within seven days.

Withdrawals. After the first Policy Year, you may withdraw up to 75% of the net surrender value.

We deduct a fee of $25 from the amount withdrawn. We do not charge a surrender charge for a withdrawal. The minimum amount you can withdraw is $100 (including the withdrawal fee).

You must state in the withdrawal request from which divisions or the GPA you want the withdrawal made. The withdrawal amount you wish taken from each division of the Separate Account and from the GPA may not exceed the non-loaned account value in each of these.

If you have chosen Death Benefit Option 1 or 3, we will reduce the Face Amount by the amount of the withdrawal unless you provide evidence satisfactory to us that the Insureds or Insured alive is still insurable. There is one exception. If the death benefit provided by the Death Benefit Option immediately before the withdrawal is equal to the minimum death benefit, either the Face Amount reduction will be limited or we will not reduce the Face Amount. We will not reduce the Face Amount if the death benefit immediately after the withdrawal would be the new minimum death benefit (based on the reduced account value). Otherwise, the Face Amount reduction will be based on a formula. The formula considers the smallest withdrawal amount that would bring the minimum death benefit below the death benefit provided by the Death Benefit Option. The formula reduces the Face Amount by the excess of the requested withdrawal amount over that smallest withdrawal amount. (Minimum death benefit, death benefit, and Death Benefit Option were explained earlier in the Death Benefit section.)

We may not allow a withdrawal if it would result in a reduction of the Face Amount to less than the minimum Initial Face Amount.

The withdrawal will be effective on the Valuation Date we receive the request in good order. We will process it within seven days.

Taking a withdrawal may have adverse tax consequences under federal tax law, possibly including a 10% penalty. Please consult your tax adviser. (See also Federal Income Tax Considerations in Part V.)

Policy Loan Privilege

General. You may take a loan from the policy as long as the account value exceeds the total of any surrender charges. However, we reserve the right to limit loans in the first Policy Year. You must assign the policy to us as collateral for the loan. The maximum amount you can borrow at any time is 90% of the policy’s account value less any surrender charge. If there is any outstanding policy debt (which includes accrued interest), it reduces the maximum amount available.

Source of Loan. We take the policy loan amount from the divisions and the GPA in proportion to the amount of account value in each division and the GPA (excluding any outstanding loans) on the date of the loan. We reduce the amount of units in the divisions of the Separate Account from which the loan is taken. We transfer the resulting dollar amounts to the loaned portion of the GPA.

We may delay granting any loan you want taken from the GPA for up to six months. We may delay granting any loan from the divisions during any period that:

(i)	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

(ii)	trading is restricted;

(iii)	the SEC determines a state of emergency exists; or

(iv)	the SEC permits us to delay payment for the protection of our Owners.

Loan Interest Charged. At the time of application for the policy, you may select either a fixed loan interest rate of 4% or an adjustable loan rate.

Each year we will set the adjustable rate that will apply for the next Policy Year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of your “contract state.” The maximum rate is the greater of:

(i)	the published monthly average for the calendar month ending two months before the Policy Year begins; or

(ii)	4%.

If the maximum rate is less than  1 /2% higher than the rate in effect for the preceding year, we will not increase the rate. If the maximum rate is at least  1 /2% lower than the rate in effect for the preceding year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. It is due on each Policy Anniversary Date. If you do not pay it when it is due, the interest is added to the loan. As part of the loan, it will bear interest at the loan rate. We will treat capitalized interest the same as a new loan. We will take an amount equal to the interest due from the divisions and the GPA in proportion to the non-loaned account value in each.

Repayment. You may repay all or part of any policy debt at any time while at least one of the Insureds is living and while the policy is in force. Any loan repayment you make within 30 days of a Policy Anniversary Date first pays policy loan interest due. We will allocate any other loan repayment to the GPA until you have repaid all loan amounts that were deducted from the GPA. We will allocate additional loan repayments based on the premium allocation then in effect. You must clearly identify loan repayments as such, or we will consider the payments premium payments.

We will deduct any outstanding policy debt from the proceeds payable at the second death or upon the surrender of the policy.

Interest on Loaned Value. We deposit an amount equal to the loaned amount in the GPA. This amount earns interest at a rate equal to the greater of 3% and a rate equal to the policy loan rate less the loan interest rate expense charge. We guarantee this charge rate will not exceed 0.80%. Currently, the charge is 0.50% in Policy Years one through 10 and 0.25% in Policy Years 11 and later.

Effects of Policy Loans. A policy loan affects the policy since we reduce the death benefit and net surrender value by the amount of the loan and any accrued loan interest. If you repay the loan, we increase the death benefit and net surrender value under the policy by the amount of the repayment.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. This amount does not participate in the Separate Account investment performance.

Whenever total policy debt (which includes accrued interest) equals or exceeds the account value less surrender charges, we will send a notice to you. This notice will state the amount needed to bring the policy debt back within the limit. If we do not receive this amount within 31 days after the date we mailed the notice, and if policy debt equals or exceeds the account value less any surrender charges at the end of those 31 days, the policy terminates without value.

The policy may also terminate due to insufficient value or premium payments. (See Grace Period and Termination.)

Tax, Payment, and Termination Risks Relating to Policy Loans. Taking a policy loan could have adverse tax consequences for you. For example, if your policy is a “modified endowment contract” under current federal tax law, all or a portion of the loan may be treated as taxable income in the year you receive it; any loan amount that is taxable may be subject to an additional 10% penalty. (See Federal Income Tax Considerations in Part V, and especially the Modified Endowment Contracts section.) If your policy is not a “modified endowment contract,” you may incur a significant income tax liability if the policy terminates before the second death. In this case, if your account value, reduced by any surrender charges, exceeds your cost basis for the policy, the excess will be taxable as income. Payments you receive upon termination of the policy, if any, may not be sufficient to cover the resulting tax liability. (Also see the Policy Proceeds and Loans section in Federal Income Tax Considerations.) To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained ages of the Insureds; (4) high or increasing amount of insurance risk, depending on Death Benefit Option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions (withdrawals) under the policy.
Detailed Description of Policy Features

In this case, if you surrender your policy without an outstanding loan, your net surrender value is equal to your account value of $15,000; you receive a payment equal to the $15,000 net surrender value, and your taxable income is $5,000 ($15,000 account value minus $10,000 cost basis).

However, if in this example you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

This potential situation of taxable income from policy termination exceeding the payment received at termination also may occur if the policy terminates without value because the policy debt limit is reached. If in this latter example the account value were to decrease to $14,000, due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventive action.
  Detailed Description of Policy Features

III. Investment Options

The Guaranteed Principal Account

You may allocate some or all of the net premiums to the Guaranteed Principal Account (“GPA”). You may also transfer some or all of the account value in the divisions of the Separate Account to the GPA. Neither our general investment account nor the GPA is registered under federal or state securities laws.

Amounts allocated to the GPA become part of our general investment account. Our general investment account consists of all assets owned by us other than those in the Separate Account and in our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our general investment account.

We guarantee amounts allocated to the GPA in excess of any policy loan will accrue interest daily at an effective annual rate at least equal to 3%. For amounts in the GPA equal to any policy loan, the guaranteed minimum interest rate is an effective annual rate of 3% or, if greater, the policy loan rate less the loan interest rate expense charge. This charge will not be greater than 0.80% per year. Interest will be credited at this rate regardless of the actual investment experience of the GPA. Although we are not obligated to credit interest at a rate higher than the guaranteed minimum, we may declare a higher rate.

The Separate Account

Our Board of Directors established the Separate Account on July 13, 1988, as a separate investment account of MassMutual. The Board established the Separate Account based on the laws of the State of Massachusetts. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940. We have established a segment within the Separate Account to receive and invest premium payments for the policies. We have since divided this segment into 28 divisions. Each division invests in shares of a designated investment fund as follows:

Division	Fund

American Century® VP Income & Growth	American Century® VP Income & Growth Fund

Fidelity® VIP II Contrafund®	Fidelity® VIP II Contrafund® Portfolio (Initial Class)

Goldman Sachs Capital Growth	Goldman Sachs VIT Capital Growth Fund

INVESCO Technology	INVESCO VIF- Technology Fund

Janus Aspen Capital Appreciation	Janus Aspen Capital Appreciation Portfolio (Institutional)

Janus Aspen Worldwide Growth	Janus Aspen Worldwide Growth Portfolio (Institutional)

MML Blend	MML Blend Fund

MML Emerging Growth	MML Emerging Growth Fund

MML Equity	MML Equity Fund

MML Equity Index	MML Equity Index Fund (Class II)

MML Growth Equity	MML Growth Equity Fund

MML Large Cap Value	MML Large Cap Value Fund

MML Managed Bond	MML Managed Bond Fund

MML Money Market	MML Money Market Fund

MML OTC 100	MML OTC 100 Fund

MML Small Cap Equity [1]	MML Small Cap Equity Fund [1]

Investment Options

Division	Fund

MML Small Cap Growth Equity	MML Small Cap Growth Equity Fund

Oppenheimer Aggressive Growth	Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Bond	Oppenheimer Bond Fund/VA

Oppenheimer Capital Appreciation	Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Global Securities	Oppenheimer Global Securities Fund/VA

Oppenheimer High Income	Oppenheimer High Income Fund/VA

Oppenheimer Main Street® Growth & Income	Oppenheimer Main Street® Growth & Income Fund/VA

Oppenheimer Strategic Bond	Oppenheimer Strategic Bond Fund/VA

Oppenheimer International Growth	Oppenheimer International Growth Fund/VA

Scudder VIT Small Cap Index [2]	Scudder VIT Small Cap Index Fund [2]

T. Rowe Price Mid- Cap Growth	T. Rowe Price Mid- Cap Growth Portfolio

Templeton Foreign Securities [3]	Templeton Foreign Securities Fund [3] (Class 2)

[1]	Prior to May 1, 2002, the division was called MML Small Cap Value Equity and the fund was called MML Small Cap Value Equity Fund.
[2]	Prior to May 1, 2002, the division was called Deutsche VIT Small Cap Index and the fund was called Deutsche’s VIT Small Cap Index Fund.
[3]	Prior to May 1, 2002, the division was called Templeton International Securities and the fund was called Templeton International Securities Fund.

We may establish additional divisions within the segment in the future.

We own the assets in the Separate Account. We are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the policies funded by the Separate Account. We credit or charge the income, gains, or losses, realized or unrealized, of the Separate Account against the assets held in the Separate Account. We do not take any regard of the other income, gains, or losses of MassMutual. Assets in the Separate Account attributable to the reserves and other liabilities under the policies cannot be charged with liabilities from any other business conducted by MassMutual. We may transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account.

The Funds

The investment funds available through the policy are offered by eleven investment companies and trusts. They each provide an investment vehicle for the separate investment accounts of variable life policies and variable annuity contracts offered by companies such as MassMutual. Shares of these organizations are not offered to the general public.

The assets of certain variable annuity separate accounts offered by MassMutual and by other affiliated and non-affiliated life insurers are invested in shares of these funds. Because these separate accounts are invested in the same underlying funds, it is possible that conflicts could arise between policyowners and owners of the variable annuity contracts.

The boards of trustees or boards of directors of the funds will follow procedures developed to determine whether conflicts have arisen. If a conflict exists, the boards will notify the insurers and they will take appropriate action to eliminate the conflicts.

We purchase the shares of each fund for the division at net asset value. All dividends and capital gain distributions received from a fund are automatically reinvested in that fund at net asset value, unless MassMutual, on behalf of the Separate Account, elects otherwise. We redeem shares of the funds at their net asset values as needed to make payments under the policies.

Some of the funds offered are similar to, or are “clones” of, mutual funds offered in the retail marketplace. These “clone” funds have the same investment objectives, policies, and portfolio managers as the retail funds and usually were formed after the retail funds. While the clone funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail funds. In fact, the performance of the clone funds may be dramatically different from the performance of the retail funds due to differences in the funds’ sizes, the dates shares of stock are purchased and sold, cash flows, and expenses. Thus, while the performance of the retail funds may be informative, you should remember that such performance is not the performance of the funds that support the policy. It is not an indication of future performance of the policy funds.

Rates of Returns

From time to time, we may report different types of historical performance for the divisions of the Separate Account available under this policy. These returns will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns do not reflect any deductions from premiums; monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report different types of actual historical performance of the investment funds underlying each division of the Separate Account. The returns we report for these funds will reflect the fund operating expenses; they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy (see, however, Illustrations of Death Benefits, Net Surrender Values, and Accumulated Premiums, Appendix B). Neither are they necessarily indicative of future performance, as past performance is no indication of future results. Actual rates may be higher or lower than those reported. You may, however, consider the rates of returns we report in assessing the competence and performance of the funds’ investment advisers.

We currently post monthly investment performance reports for SVUL II on our Web site at massmutual.com. You can also request a copy of the most recent report from your personal financial representative or by calling our Life Service Center at 1-800-272-2216, Monday—Friday, 8 AM to 8 PM eastern time. Questions about the information in these reports should be directed to your personal financial representative.

On request, we will provide an illustration of account values and net surrender values for hypothetical Insureds of given ages, genders, risk classifications, premium levels and Initial Face Amounts. We will base the illustration either on actual historic fund performance or on a hypothetical investment return. The hypothetical return will be between 0% and 12%. The illustration will show how the death benefit and net surrender value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized). The net surrender value figures will assume all fund charges, the mortality and expense risk charge, and all other policy charges are deducted. The account value figures will assume all charges except the surrender charge are deducted.

We may also distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the accumulation unit values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.

Fund Profiles

Following is a summary of the investment objectives of each fund. Please note there can be no assurance any fund will achieve its objectives. More detailed information concerning the funds and their investment objectives, strategies, policies, risks and expenses is contained in the accompanying prospectuses.

American Century® Variable Portfolios, Inc. (“American Century VP”)

American Century® VP is a diversified, open-end, management investment company.

American Century® VP Income & Growth Fund

American Century® VP Income & Growth Fund seeks growth of capital by investing in common stocks. Income is a secondary objective. The fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong expected return.

Fidelity® Variable Insurance Products (“VIP”) Fund II

The Fidelity® VIP Fund II is an open-end, management investment company.

Fidelity® VIP II Contrafund® Portfolio (Initial Class)

Fidelity® VIP II Contrafund Portfolio seeks long-term capital appreciation. It invests primarily in stocks of domestic and foreign companies whose value the investment adviser believes is not fully recognized by the public.

Goldman Sachs Variable Insurance Trust (“Goldman Sachs VIT”)

The Goldman Sachs VIT offers shares of its funds to separate accounts of participating life insurance companies.

Goldman Sachs VIT Capital Growth Fund

The Goldman Sachs VIT Capital Growth Fund seeks long-term growth of capital by investing, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at the time of purchase in a diversified portfolio of equity investments that are considered by the investment adviser to have long-term capital appreciation potential.

INVESCO Variable Investment Funds, Inc. (“INVESCO VIF”)

INVESCO VIF is an open-end, diversified, no-load, management investment company.

INVESCO VIF–Technology Fund

The INVESCO VIF–Technology Fund seeks capital appreciation. It normally invests primarily in the equity securities of companies engaged in technology-related industries.

Janus Aspen Series (“Janus Aspen”)

Janus Aspen is an open-end, management investment company.

Janus Aspen Capital Appreciation Portfolio (Institutional)

The Janus Aspen Capital Appreciation Portfolio seeks long-term growth of capital. The Portfolio invests primarily in common stocks selected for their growth potential. It may invest in companies of any size, from larger, well-established companies to smaller, emerging-growth companies.
Investment Options

Janus Aspen Worldwide Growth Portfolio (Institutional)

The Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

MML Series Investment Fund (“MML Trust”)

The MML Trust is a no-load, open-end, investment company.

MML Blend Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Blend Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed-income, and money market securities.

MML Emerging Growth Fund

Sub-adviser: RS Investment Management, L.P.

The MML Emerging Growth Fund seeks capital appreciation by investing primarily in smaller, rapidly growing, emerging companies.

MML Equity Fund

Sub-adviser: David L. Babson & Company Inc. and Alliance Capital Management, L.P.

The MML Equity Fund seeks to achieve a superior total rate of return over an extended period of time, from both capital appreciation and current income, by investing in equity securities.

MML Equity Index Fund (Class II)

Sub-adviser: Deutsche Asset Management, Inc.

The MML Equity Index Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index®.

(The S&P 500 Index® is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.)

MML Growth Equity Fund

Sub-adviser: Massachusetts Financial Services Company

The MML Growth Equity Fund seeks long-term growth of capital and future income by investing primarily in equity securities of companies with long-term growth potential.

MML Large Cap Value Fund

Sub-adviser: Davis Selected Advisers, L.P.

The MML Large Cap Value Fund seeks both capital growth and income by investing in high-quality, large-capitalization companies in the S&P 500 Index®.

MML Managed Bond Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Managed Bond Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment-grade fixed income instruments.

MML Money Market Fund

Sub-adviser: David L. Babson & Company Inc.

The MML Money Market Fund seeks to achieve high current income, the preservation of capital, and liquidity by investing in short-term securities.

Investment Options
MML OTC 100 Fund

Sub-adviser: Deutsche Asset Management, Inc.

The MML OTC 100 Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the largest publicly traded over-the-counter common stocks by investing primarily in companies listed in the NASDAQ 100 Index®.

(NASDAQ 100 Index® is a registered service mark of The Nasdaq Stock Market, Inc. (“Nasdaq”). The NASDAQ 100 Index® is composed and calculated by Nasdaq without regard to the Fund. Nasdaq makes no warranty, express or implied, regarding, and bears no liability with respect to, the NASDAQ 100 Index® or its use or any data included therein.)

MML Small Cap Equity Fund*

Sub-adviser: David L. Babson & Company Inc.

The MML Small Cap Equity Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

*Prior to May 1, 2002, this fund was called MML Small Cap Value Equity Fund.

MML Small Cap Growth Equity Fund

Sub-advisers: Waddell & Reed Investment Management Company, and Wellington Management Company, LLP.

The MML Small Cap Growth Equity Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies with long-term growth potential.

Oppenheimer Variable Account Funds (“Oppenheimer Funds”)

Oppenheimer Funds is an open-end investment company.

Oppenheimer Aggressive Growth Fund/VA

The Oppenheimer Aggressive Growth Fund/VA seeks capital appreciation by investing in companies believed to have significant growth potential.

Oppenheimer Bond Fund/VA

The Oppenheimer Bond Fund/VA seeks, primarily, high current income, and secondarily, capital growth. It invests mainly in investment-grade debt securities.

Oppenheimer Capital Appreciation Fund/VA

The Oppenheimer Capital Appreciation Fund/VA seeks capital appreciation by investing mainly in equity securities of well-known, established companies.

Oppenheimer Global Securities Fund/VA

The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation. It invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities. It invests mainly in common stocks of U.S. and foreign issuers.

Oppenheimer High Income Fund/VA

The Oppenheimer High Income Fund/VA seeks a high level of current income. It invests mainly in lower-rated, high-yield, fixed-income securities, commonly known as “junk bonds.” They are subject to a greater risk of loss of principal and non-payment of interest than are higher-rated securities.

Oppenheimer Main Street® Growth & Income Fund/VA

The Oppenheimer Main Street Growth & Income Fund/VA seeks high total return (which includes share-value growth and current income) from equity and debt securities. It invests mainly in common stocks of U.S. companies.

Oppenheimer Strategic Bond Fund/VA

The Oppenheimer Strategic Bond Fund/VA seeks a high level of current income

Investment Options
principally derived from interest on debt securities. It invests in three market sectors: debt securities of foreign governments and companies; U.S. Government securities; and lower-rated, high-yield securities of U.S. and foreign companies.

Panorama Series Fund, Inc. (“Panorama Fund”)

Panorama Fund is an open-end investment company.

Oppenheimer International Growth Fund/VA

The Oppenheimer International Growth Fund/VA seeks long-term growth of capital by investing mainly in common stocks of foreign “growth-type” companies listed on foreign stock exchanges.

Deutsche Asset Management VIT Funds (“Deutsche VIT Funds”)

Deutsche VIT Funds was organized as a Massachusetts business trust in 1996.

Scudder VIT Small Cap Index Fund*

Scudder VIT Small Cap Index Fund seeks to match, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index 1 , which emphasizes stocks of small U.S. companies.

1 Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indexes, which have been licensed for use by Deutsche Asset Management, Inc.

*Prior to May 1, 2002, the Scudder VIT Small Cap Index Fund was called Deutsche’s VIT Small Cap Index Fund.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc., is a diversified, open-end, investment company.

T. Rowe Price Mid-Cap Growth Portfolio

The T. Rowe Price Mid-Cap Growth Portfolio seeks long-term capital appreciation. It invests in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index or the Russell MidCap Growth Index.

Franklin Templeton Variable Insurance Products Trust (“FTVIP”)

The FTVIP is an open-end, management investment company.

Templeton Foreign Securities Fund* (Class 2)

The Templeton Foreign Securities Fund seeks long-term capital growth. The Fund invests primarily in equity securities of companies located outside the U.S., including those in emerging markets.

*Prior to May 1, 2002, this fund was called Templeton International Securities Fund.

The Investment Advisers and Sub-advisers

American Century Investment Management, Inc. (“American Century”) is the investment manager of American Century VP. American Century’s address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

Fidelity Management & Research Company (“FMR”) is the investment adviser to the Fidelity VIP Fund II. Fidelity Investments has its principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109.

Beginning January 1, 2001, FMR Co., Inc. (“FMRC”), serves as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR.

Goldman Sachs Asset Management (“GSAM”) serves as investment adviser to the Goldman Sachs VIT Capital Growth

Investment Options
Fund. GSAM is located at 32 Old Slip, New York, New York 10005.

INVESCO Funds Group, Inc. (“INVESCO”), is the investment adviser to INVESCO VIF. INVESCO is located at 4350 South Monaco Street, Denver, Colorado 80237.

Janus Capital is the investment adviser to Janus Aspen. Janus Capital is located at 100 Fillmore Street, Denver, Colorado 80206-4928.

MassMutual serves as investment adviser to the MML Trust.

MassMutual has entered into sub-advisory agreements with David L. Babson & Company Inc. (“Babson”), which is a controlled subsidiary of MassMutual, whereby Babson manages the investments of the MML Blend Fund, MML Managed Bond Fund, MML Money Market Fund, and the MML Small Cap Equity Fund.

MassMutual has entered into a sub-advisory agreement with RS Investment Management, L.P., whereby RS Investment Management, L.P., manages the investments of the MML Emerging Growth Fund.

MassMutual has entered into sub-advisory agreements with David L. Babson & Company, Inc. (“Babson”), which is a controlled subsidiary of MassMutual, and Alliance Capital Management L.P. (“Alliance”), whereby Babson and Alliance each manage a portion of the MML Equity Fund.

MassMutual has entered into sub-advisory agreements with Deutsche Asset Management, Inc. (“DAMI”). DAMI manages the investments of the MML Equity Index Fund and the MML OTC 100 Fund.

MassMutual has entered into a sub-advisory agreement with Massachusetts Financial Services Company (“MFS”), whereby MFS manages the investments of the MML Growth Equity Fund.

MassMutual has entered into a sub-advisory agreement with Davis Selected Advisers, L.P. (“Davis”), whereby Davis manages the investments of the MML Large Cap Value Fund.

MassMutual has entered into sub-advisory agreements with Wellington Management Company, LLP (“Wellington Management”), and Waddell & Reed Investment Management Company (“Waddell & Reed”), whereby Wellington Management and Waddell & Reed each manage a portion of the portfolio of the MML Small Cap Growth Equity Fund.

The Oppenheimer Funds are advised by OppenheimerFunds, Inc. (“OFI”). OFI is owned by Oppenheimer Acquisition Corporation, a holding company that is owned in part by senior officers of OFI and ultimately controlled by MassMutual. OFI is located at 498 Seventh Avenue, New York, New York 10018.

OFI is the investment adviser to the Panorama Fund.

Deutsche Asset Management, Inc. (“DAMI”), serves as the investment adviser to the Deutsche VIT Funds. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DAMI, served as advisor to these funds. DAMI is located at 280 Park Avenue, New York, New York 10017.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), was founded in 1937 and is the investment adviser to the T. Rowe Price Equity Series, Inc. T. Rowe Price has its principal business address at 100 East Pratt Street, Baltimore, Maryland 21202.

Templeton Investment Counsel, LLC (“TIC”) is the investment adviser to the Templeton Foreign Securities Fund. TIC is located at Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394.

Investment Options
IV. Other Policy Information

When We Pay Proceeds

If the policy has not terminated, we normally pay surrender, withdrawal, or loan proceeds, or the death benefit, within seven days after we receive all required documents in good order at our Administrative Office.

In addition, a death claim is not in good order until we have determined that it is valid. We investigate all death claims occurring within any two-year contestable period. We may investigate death claims occurring beyond the two-year contestable period. When we receive the information from a completed investigation, we generally determine within five days whether the claim is valid.

We pay interest on the death benefit from the date of the second death to the date of payment.

We can delay payment of the net surrender value or any withdrawal or loan from the Separate Account during any period when:

(i)	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings); or

(ii)	trading is restricted by the SEC; or

(iii)	the SEC declares an emergency exists; or

(iv)	the SEC, by order, permits us to delay payment in order to protect our Owners.

Also, we can delay payment of the death benefit during such a period if:

•	the period begins on or before the date of the second death; and

•	the amount of the death benefit is based on the variable account value of the policy as of the date of the second death.

We may delay paying any net surrender value, any withdrawal, or any loan proceeds based on the GPA for up to six months from the date the request is received at our Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Payment Options

We will pay the policy proceeds (the death benefit or the net surrender value) in cash. Or if you wish, we will pay all or part of these under one or more of the following payment options. The minimum amount that can be applied under a payment option is $5,000. If the periodic payment under any option is less than $50, we reserve the right to make payments at less-frequent intervals. None of these benefits depends on the performance of the Separate Account or the GPA. For additional information concerning these options, see the policy. The following payment options are currently available.

Installments for a Specified Period	Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.

Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period.

Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.
(continued)
Other Policy Information
Installments of Specified Amount	Fixed amount payments. The total amount paid during the first year must be at least 6% of the total amount applied. We will credit interest each month on the unpaid balance and add this interest to the unpaid balance.
This interest will be an effective annual rate determined by us, but not less than 3%. Payments continue until the balance we hold is reduced to less than the agreed fixed amount. The last payment will be for the balance only.

Life Income with Payments Guaranteed for Amount Applied	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether the named person lives until all payments have been made or not.
If the named person lives beyond the payment of the total amount applied, we will continue to make monthly payments as long as the named person lives.

Joint Lifetime Income with Reduced Payments to Survivor	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living, or for 10 years if longer.
When one dies (but not before the 10 years has elapsed), we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. After the 10 years has elapsed, payments stop when both named persons have died.

Withdrawal Rights Under Payment Options. If provided in the payment option election, you may withdraw or apply under any other option all or part of the unpaid balance under the Fixed Amount or Interest Payment Option. You may not withdraw any part of the payments under the Specified Period Payment Option or payments that are based on a named person’s life.

Beneficiary

A Beneficiary is any person named on our records to receive insurance proceeds at the second death. The applicant names the Beneficiary in the application for the policy. You may name different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

You may change the Beneficiary during either Insured’s lifetime by writing to our Administrative Office. Generally, the change will take effect as of the date of the request. If no Beneficiary is living at the second death, unless provided otherwise, the death benefit is paid to you or, if deceased, to your estate.

Assignment

You may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on MassMutual, however, we must receive a signed copy of it at our Administrative Office. We are not responsible for the validity of any assignment.

Limits on Our Right to Challenge the Policy

Except for any policy change or reinstatement requiring evidence of insurability, we cannot, in the absence of fraud, contest the validity of your policy with respect to any material misrepresentation in the application:

•	regarding the insurability of Insured No. 1, once the policy has been in force during the lifetime of Insured No. 1 for two years after the Issue Date; or

•	regarding the insurability of Insured No. 2, once the policy has been in force during the lifetime of Insured No. 2 for two years after the Issue Date.

For any policy change or reinstatement requiring evidence of insurability, we cannot, in the absence of fraud, contest the validity of the change or reinstatement with respect to an Insured after the change has been in effect for two years during the lifetime of that Insured.

Error of Age or Gender

If either Insured’s age or gender is misstated in the policy application, we will adjust the death benefit we pay under the policy based on what the policy would provide based on the most recent monthly charge for the correct date of birth and correct gender.

Suicide

If either Insured dies by suicide, while sane or insane, within two years after the Issue Date or reinstatement date, the policy will terminate. We will refund the amount of all premiums paid, less any withdrawals and policy debt.

If either Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in the Face Amount, the increase will terminate and we will refund the monthly charges for that increase. However, if a refund was payable as the result of suicide during the first two years following the Issue Date or the reinstatement date of the policy, there is no additional refund for any Face Amount increase.

Additional Benefits You Can Get by Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders. Additional benefits are subject to the terms of both the rider and the policy. The cost of any rider is deducted as part of the monthly charges. If you choose to add a rider for which we charge, you may cancel it at any time upon written request. The terms and conditions of these riders may vary from state to state. Subject to state availability, the following riders are available.

Survivorship Term Rider. This rider provides level survivorship insurance on the lives of the policy Insureds. The insurance is convertible for a limited period of time. The Rider Face Amount must be at least $100,000 and must not exceed two times the Face Amount under the base policy.

The Rider Face Amount may be increased or decreased. An increase requires evidence of insurability and the increase must not raise the Rider Face Amount to more than two times the policy Face Amount. The minimum increase amount is $50,000. A decrease may not bring the Rider Face Amount below $100,000. If the policy Face Amount decreases to an amount below one-half the Rider Face Amount, the Rider Face Amount will be decreased to an amount equal to two times the reduced policy Face Amount.

While both Insureds are living, coverage under the rider can be fully or partially converted until the earlier of Attained Age 70 of the younger Insured or Attained Age 80 of the older Insured. Conversion can be either to an increase in Face Amount under the policy, or to a new survivorship life policy we are offering for conversion at that time. Evidence of insurability will not be required.

The rider terminates when the policy terminates or when the policy is changed to another policy under which this rider is not available.

The monthly charge for this rider is the sum of the risk charge for the Rider Face Amount and the rider face amount charge.

Policy Split Option Rider. (Not available in New York) This rider allows you to exchange the policy for two new policies, one on the life of each Insured. Both Insureds must be living when the exchange is made. We do not require evidence that the Insureds are insurable.

Each new policy may be a fixed premium permanent life policy or a flexible premium adjustable life policy. Any schedule of surrender charges normally applicable to the new policy will apply here as well.

This right to exchange will be available for the six-month period beginning on:

•
The date six months after the effective date of a final court decree of divorce. The decree must first become effective at least one year after the policy Issue Date, and it must remain in effect during the entire six-month period after it first becomes effective.

•	The date IRC Section 2056:

—	is nullified;

—	is amended to eliminate or reduce the Insureds’ federal estate tax marital deduction;

•	The date the maximum federal estate tax rate given in IRC Section 2001 is reduced to half the rate in effect on the policy Issue Date of this policy.

•	The effective date of the dissolution of the corporation or partnership that owns the policy.

The new policies must meet the policy requirements in effect at the time of the exchange.

•
The face amount of each new policy will be one-half the Face Amount of this policy at the time of the split. (If the policy also has the Survivorship Term Rider, the amount of that rider is added to the policy Face Amount for the split.)

•	The policy date of each new policy will be the date of exchange.

•	The issue age of each Insured will be the age of each Insured on the birthday nearest the policy date of the new policies.

We attach this rider to the policy only at the time of policy issue and only if the younger Insured is younger than age 80 and the insurance risk class of neither Insured is uninsurable.

There is no charge for this rider.

Estate Protection Rider. You may attach this rider to the policy only at the time the policy is issued. It provides an additional death benefit during the first four Policy Years if both Insureds die during this period. You select the Face Amount of the rider. The minimum amount is $25,000 and the maximum amount is 125% of the Initial Face Amount.

We will deduct a monthly charge from the account value for this rider. It will equal the rider charge rate multiplied by the Face Amount of the rider, divided by $1,000.

Accelerated Death Benefit Rider. This rider advances to the Owner a portion of the policy death benefit, after the death of the first Insured to die, when we receive proof, satisfactory to us, that the surviving Insured is terminally ill and is not expected to live more than 12 months. In return for the advance payment, a lien is placed on the policy, equal to the amount of benefit accelerated. Interest is not charged on the lien.

Where this rider is available, we will include it with all policies. There is no charge for this rider.

Sales and Other Agreements

MML Distributors, LLC (“MML Distributors”), 1414 Main Street, Springfield, Massachusetts 01144-1013, is the principal underwriter of the policy. MML Distributors is registered with the SEC as broker-dealer and is a member of the National Association of Securities Dealers, Inc. (the “NASD”).

MML Distributors has selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD (“selling brokers”). We sell the policy through agents who are licensed by state insurance officials to sell the policy and are registered representatives of a selling broker.
Other Policy Information

We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the policies. These third parties also may provide training, marketing and other sales related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the policies.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C., in the states of Illinois, Michigan, Oklahoma, South Dakota, and Washington; and the name MML Distributors, Limited Liability Company, in the states of Maine, Ohio and West Virginia.

MML Distributors receives compensation for its activities as underwriter of the policy.

Agents who sell these policies will receive commissions based on certain commission schedules and rules. We pay some commissions as a percentage of the premium paid in each year of coverage. These commissions distinguish between premiums up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the Issue Ages, genders, and risk classifications of the Insureds. We also pay commissions as a percentage of the average monthly account value in each Policy Year. The maximum commission percentages are as follows.

For coverage year 1, 50% of premium paid up to the Target Premium and 3% of premium paid in excess of Target Premium; for coverage years 2 through 5, 5% of premium paid up to the Target Premium and 3% of premium paid in excess of Target Premium; for coverage years 6 through 10, 3% of all premium paid; and for coverage years 11 and beyond, 1% of all premium paid. Also, for Policy Years 2 and beyond, 0.15% of the average monthly account value during the Year.

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives also may receive commission overrides, allowances and other compensation.

We may pay independent, third-party broker-dealers who assist us in finding broker-dealers to offer and sell the policies compensation based on premium payments for the policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents. However, from time to time, MML Distributors may enter into special arrangements with certain broker dealers. These special arrangements may provide for the payment of higher compensation to such broker dealers and registered representatives for selling the policies.
Other Policy Information

V. Other Information

MassMutual

Massachusetts Mutual Life Insurance Company (the “Company”) is a global, diversified financial services organization providing life insurance, long-term care, annuities, disability income products and investments to individuals; and life insurance, investment and retirement and savings products to institutions. The Company is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851.

MassMutual’s Tax Status. MassMutual is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the “Code”). The segment and the Separate Account are part of MassMutual.

Due to our current tax status, we do not charge the segment for our federal income taxes that may be a result of activity of the segment. Periodically, we review the question of a charge to the segment for our federal income taxes. In the future, we may impose a charge for any federal income taxes we pay resulting from activity of the segment. Depending on the method of calculating interest on policy values allocated to the Guaranteed Principal Account, we may charge for the policy’s share of our federal income taxes that are a result of activity of the GPA.

Under current laws, we may have to pay state or local taxes (in addition to premium taxes). At present, these taxes are not significant. We reserve the right to charge the Separate Account for such taxes, if any, resulting from activity of the Separate Account.

Annual Reports

MassMutual maintains the records and accounts relating to the Separate Account, the segment, and the divisions. Each year within the 30 days following the Policy Anniversary Date, we will mail you a report showing:

(i)	the account value at the beginning of the previous Policy Year,

(ii)	all premiums paid during that Year,

(iii)	all additions to and deductions from the account value during the Year; and

(iv)	the account value, death benefit, net surrender value and policy debt as of the last Policy Anniversary Date.

This report may contain additional information if required by any applicable law or regulation.

Federal Income Tax Considerations

The information in this prospectus is general. It is not an exhaustive discussion of all tax questions that might arise under the policy. It also is not intended as tax advice. In addition, we do not know the likelihood that the current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Service (“IRS”) will continue. We cannot make any guarantee regarding the future tax treatment of any policy. But we reserve the right to make changes to the policy that we determine are needed for it to continue to qualify as life insurance for tax purposes.

For complete information on any tax issue, we urge you to consult a qualified tax adviser. No attempt is made in this prospectus to consider any applicable state or other tax laws.
Other Information

Policy Proceeds and Loans. We believe the policy meets the Internal Revenue Code (“IRC”) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the Beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (“MEC”) under federal tax law. See Modified Endowment Contracts below for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy Face Amount. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and

•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when it is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your income as a result of the surrender.

A change of the Owner or the Insured(s), or an exchange or assignment of the policy, may cause the Owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the Owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade for business” or “investment” purposes, provided that you meet certain narrow criteria.

If the Owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (“AMT”) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of the second death.

The impact of federal income taxes on values under the policy and on the benefit to you or your Beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each Owner or Beneficiary.

Investor Control. There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy Owner, have control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy Owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts. If a policy is a modified endowment contract (“MEC”) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual Owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59 1 /2; or

(ii)	made because the taxpayer became disabled; or

(iii)
made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amount paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.
Other Information

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit, we will retest the policy using the lower benefit amount. If the reduction in death benefit causes the policy to become a MEC, this change is effective retroactively to the Policy Year in which the actual premiums paid exceed the new, lower 7-pay limit.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or the taxation of distributions and loans.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC provides that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, the IRS has not exercised its authority to extend the MEC tax rules to any distributions received in a year prior to the one in which the policy became a MEC.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same Owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans. The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy to the extent you have invested in these divisions.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The policy’s number of shares of the funds is determined by dividing the policy’s account value held in each division of the Separate Account by $100. Fractional votes are counted.

You receive proxy material and a form to complete giving us voting instructions. Shares of the funds held by the Separate Account for which we do not receive instructions are voted for or against any proposition in the same proportion as the shares for which we do receive instructions.

Reservation of Rights

We reserve the right to take certain actions. Specifically, we reserve the rights to:

•	Create new divisions of the Separate Account;
Other Information

•	Rename divisions;

•	Combine any two or more Separate Accounts, segments or divisions;

•	Close divisions to future investments;

•	Operate the Separate Account as a unit investment trust under the 1940 Act or in any other form permitted by law;

•	De-register the Separate Account under the 1940 Act in the event such registration is no longer required; and

•	Substitute one or more funds for other funds with similar investment objectives.

We have reserved all rights to the name Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we also may withdraw this right.

Bonding Arrangement

An insurance company blanket bond is maintained providing $100 million coverage for directors, officers, employees, general agents, and agents of MassMutual (subject to a $500,000 deductible).

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of our management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect our financial position, results of operations, or liquidity.

Experts

The financial statements included in this prospectus for Survivorship Variable Universal Life II (SVUL II) segment of Massachusetts Mutual Variable Life Separate Account I and the audited statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2001 and 2000, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years ended December 31, 2001, 2000 and 1999 included elsewhere in the prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement (which report on Massachusetts Mutual Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and the change in certain accounting practices as a result of the Commonwealth of Massachusetts Division of Insurance’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual effective January 1, 2001), which practices differ from accounting principles generally accepted in the United States of America and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP is located at City Place, 185 Asylum Street, Hartford, Connecticut 06103-3402.

Craig Waddington, FSA, MAAA, Vice President and Actuary for MassMutual, has examined the illustrations in Appendix B of this prospectus. We filed his opinion on the illustrations as an exhibit to the registration statement filed with the SEC.
Other Information
Appendix A

Definition of Terms

Account Value: The sum of the variable account value and the fixed account value of the policy.

Administrative Office: Our Administrative Office is located at P.O. Box 1865, Life Customer Service Center Hub, Springfield, Massachusetts 01102-1865.

Attained Age: The Issue Age of an Insured plus the number of completed Policy Years.

Beneficiary(ies): The person or persons specified by you to receive some or all of the death benefit at the second death.

Death Benefit: The amount paid following receipt of due proof of the death of both Insureds. The amount is equal to the benefit provided by the Death Benefit Option in effect on the date of the second death less any policy debt outstanding and any due but unpaid premium needed to avoid policy termination.

Death Benefit Option: The policy offers three Death Benefit Options for determination of the amount of the death benefit. The Death Benefit Option is elected at time of application and, subject to certain requirements, may be changed at a later date.

Fixed Account Value: The current account value that is allocated to the Guaranteed Principal Account.

Good Order: Generally, “in good order” means that we have received everything we need to process the transaction. For example, we may need certain forms completed and signed before we can process a transaction. Likewise, we cannot process certain financial transactions until we have received funds with proper instructions and authorizations.

Guaranteed Principal Account (“GPA”): Part of our general investment account, the GPA is a fixed account to and from which you may make allocations and transfers.

Initial Face Amount: The amount of insurance coverage issued under the policy. Subject to certain limitations, you may change the Face Amount after issue.

Insureds: The two persons whose lives this policy insures.

Issue Age: The age of an Insured at his or her birthday nearest the Policy Date.

Issue Date: The date on which the policy is actually issued; it is also the date the suicide and contestability periods begin.

Minimum Death Benefit: The death benefit determined in accordance with the applicable death benefit compliance test. The applicable test is either the Cash Value Test or the Guideline Premium Test, as chosen at the time of application.

Monthly Charge Date: The monthly date on which the monthly charges for the policy are due. The first Monthly Charge Date is the Policy Date, and subsequent Monthly Charge Dates are on the same day of each succeeding calendar month.

Monthly Charges: The charges assessed against the policy account value each month.

Net Premium: The premium payment we receive in good order, minus the premium expense charge.

Net Surrender Value: The amount payable to an Owner upon surrender of the policy. It is equal to the account value less any surrender charges that apply and less any policy debt.

Notice: A notification, in a form satisfactory to us, that we receive at our Administrative Office. A notice usually must be written, but we may accept notices by other means.
Appendix A

If we accept a notice by telephone, facsimile, or electronic mail, we will take reasonable steps to confirm that the notification is in a form satisfactory to us. For example, we may record all notices accepted by telephone. If you incur a loss due to unauthorized or fraudulent notification, we may be liable for the loss if caused by our failure to take these steps.

Owner: The person or entity that owns the policy.

Policy: The survivorship flexible premium adjustable variable life insurance policy offered by MassMutual and described in this prospectus.

Policy Anniversary Date: An anniversary of the Policy Date.

Policy Date: The date shown on the policy that is the starting point for determining Policy Anniversary Dates, Policy Years, and Monthly Charge Dates.

Policy Debt: All outstanding policy loans plus accrued loan interest.

Policy Year: A twelve-month period commencing with the Policy Date or a Policy Anniversary Date.

Premium Expense Factor: An amount used to determine the premium expense charges. For the Initial Face Amount, the Premium Expense Factor is based on the Issue Ages, genders, and risk classifications of the Insureds. For each increase in Face Amount, the Premium Expense Factor is based on the ages, genders and risk classifications of the Insureds on the effective date of the increase.

Request: A notice asking for a change or an additional benefit. We may require that this notice be in good order.

Second Death: The death of the surviving Insured.

Separate Account: The policy’s designated segment of the “Massachusetts Mutual Variable Life Separate Account I” we established under the laws of Massachusetts and registered as a unit investment trust with the Securities and Exchange Commission under the 1940 Act. The Separate Account is used to receive and invest net premiums for this policy.

Target Premium: An amount used to determine surrender charges and sales compensation. The Target Premium is based on the Issue Ages, genders, and risk classifications of the Insureds. It is lower than or equal to the Premium Expense Factor.

Valuation Date: A date on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.

Variable Account Value: The total of the values of the accumulation units credited to the policy in each division of the Separate Account multiplied by your number of units in that division.

We, us, our: Refer to MassMutual.

Year of Coverage: For the Initial Face Amount, each Policy Year is a year of coverage. For any increase in the Face Amount, each year of coverage is measured from the effective date of the increase.

You, your: Refer to the Owner of the policy.
  Appendix A
Appendix B

Examples of the Impact of the Account Value and Premiums on the Policy Death Benefit

Example I ~ Death Benefit Option 1

Assume the following:

•	Face Amount is $1,000,000

•	Account value is $50,000

•	Minimum death benefit is $219,000

•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Example II ~ Death Benefit Option 2

Assume the following:

•	Face Amount is $1,000,000

•	Account value is $50,000

•	Minimum death benefit is $219,000

•	No policy debt

Based on these assumptions,

•	the death benefit is $1,050,000 (Face Amount plus account value).

If the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,080,000.

If the account value decreases to $30,000 and the minimum death benefit decreases to $131,400,

•	the death benefit will decrease to $1,030,000.

Example III ~ Death Benefit Option 3

Assume the following:

•	Face Amount is $1,000,000

•	Account value is $50,000

•	Minimum death benefit is $219,000

•	No policy debt

•	Premiums paid under the policy to-date total $40,000

Based on these assumptions,

•	the death benefit is $1,040,000 (Face Amount plus Premiums paid).

If you pay an additional $30,000 of premium and the account value increases to $80,000 and the minimum death benefit increases to $350,400,

•	the death benefit will increase to $1,070,000.

Examples of Death Benefit Option Changes

Example I ~ Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the Face Amount is increased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $500,000 and an account value of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the Policy Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.

Example II ~ Change from Option 3 to Option 1

For a change from Option 3 to Option 1, the Face Amount is increased by the amount of the premiums paid to the effective date of the change.

For example, if a policy has a Face Amount of $500,000, and premium payments of $12,000 have been made to-date, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid, or $512,000. If you change from Option 3 to Option 1, the death benefit under Option 1 is equal to the Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased from $500,000 under Option 3 to $512,000 under Option 1 and the death benefit after the change will remain at $512,000.

Example III ~ Change from Option 1 to Option 2

For a change from Option 1 to Option 2, the Face Amount will be decreased by the amount of the account value on the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and an account value of $25,000, under Option 1 the death benefit is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 2, the death benefit under Option 2 is equal to the Face Amount plus the account value. Since the death benefit does not change as the result of a Death Benefit Option change, the Face Amount will be decreased by $25,000 to $675,000, and the death benefit under Option 2 after the change will remain $700,000.

Example IV ~ Change from Option 1 to Option 3

For a change from Option 1 to Option 3, the Face Amount will be decreased by the amount of the premiums paid to the effective date of the change.

For example, if the policy has a Face Amount of $700,000 and premiums paid to-date are $30,000, the death benefit under Option 1 is equal to the Face Amount, or $700,000. If you change from Option 1 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to-date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be decreased from $700,000 under Option 1 to $670,000 under Option 3 and the death benefit after the change will remain at $700,000.

Example V ~ Change from Option 2 to Option 3, or from Option 3 to Option 2

For a change from Option 2 to Option 3 or from Option 3 to Option 2, the Face Amount is changed (increased or decreased) by the difference between the account value and the premiums paid to-date.

For example, if the policy has a Face Amount of $1,000,000 and an account value of $70,000 and premiums paid of $25,000, the death benefit under Option 2 is equal to the Face Amount plus the account value, or $1,070,000. If you change from Option 2 to Option 3, the death benefit under Option 3 is equal to the Face Amount plus the premiums paid to-date. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Face Amount will be increased by the difference between the account value and the premiums paid, or $45,000, to $1,045,000 under Option 3, maintaining a death benefit of $1,070,000.

A similar type of change would be made for a change from Option 3 to Option 2.
  Appendix B
Illustration of Death Benefits, Net Surrender Values, and Accumulated Premiums

The following tables illustrate the way in which a policy operates. They show how the death benefit and net surrender value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equal to constant gross annual rates of 0%, 4%, and 8%. The tables are based on annual premium payments of $15,000 for a combination of an Ultra Preferred Non-Tobacco Male age 55 and an Ultra Preferred Non-Tobacco Female age 55. Ultra Preferred Non-Tobacco is currently our best risk classification. Separate tables are shown for the current and guaranteed schedules of charges. These tables will assist in the comparison of death benefits and net surrender values for the policy with those of other variable life policies.

The death benefits and net surrender values for a policy would be different from the amounts shown if:

•	the rates of return averaged 0%, 4%, and 8% over a period of years, but varied above and below that average in individual Policy Years

•	any policy loan were made during the period of time illustrated

•	the rates of return for all funds averaged 0%, 4%, and 8% but varied above or below that average for particular funds.

The death benefits and net surrender values shown in Table 1 reflect the following current charges:

•	administrative charges of $12 per month per policy in Policy Years 1-10, and $8 per month in Policy Years 11 and beyond.
•	face amount charges of $0.09 per month per $1,000 of Face Amount in coverage years 1-10.

•	insurance charges based on the current rates we are charging for Ultra Preferred Non-Tobacco, fully underwritten risks.

•	mortality and expense risk charges of 0.25% on an annual basis of the daily net asset value of the Separate Account in all Policy Years.

•	fund level expenses of 0.74% on an annual basis of the net asset value of the Separate Account. These expenses represent the unweighted average of all fund expenses.

The death benefits and net surrender values shown in Table 2 reflect the following maximum policy and Separate Account charges as well as the current fund level expenses.

•	administrative charges equal to $12 per month per policy in all years.

•	face amount charge of $0.12 per month per $1,000 of Face Amount in coverage years 1-10.

•	insurance charges based on the Commissioners 1980 Standard Ordinary Nonsmoker Mortality Table.

•	mortality and expense risk charges equal to 0.60% on an annual basis of the daily net asset value of the Separate Account in all years.

Net surrender values shown in the tables reflect the deduction of surrender charges in the first 14 Policy Years. The surrender charge in the first five Years is the Target Premium or $45 per $1,000 of Face Amount if less. In each of Years six through 14, the surrender charge is equal to the surrender charge in the preceding year reduced by 10% of the surrender charge in the first year.

Taking the current mortality and expense risk charge and the average fund level expenses into account, the gross rates of 0%, 4%, and 8% are (0.98%), 2.98%, and 6.94%, respectively, on a net basis.
Appendix B

TABLE 1
Survivorship Flexible Premium Adjustable Variable Life Insurance Policy

Male and Female Each Issue Age 55, Ultra Preferred Non-Tobacco Death Benefit Option 1 Current Schedule of Charges	$15,000 Annual Premium $1 million Initial Face Amount Guideline Premium Test

		Death Benefit Assuming Hypothetical Gross Annual Investment Return of:			Net Surrender Value Assuming Hypothetical Gross Annual Investment Return of:

End of Policy Year	Premiums Accumulated at 5% Interest Per Year	0%	4%	8%	0%	4%	8%

1	$15,750	$1,000,000	$1,000,000	$1,000,000	$1,976	$2,500	$3,023

2	$32,288	$1,000,000	$1,000,000	$1,000,000	$14,346	$15,904	$17,504

3	$49,652	$1,000,000	$1,000,000	$1,000,000	$26,566	$29,679	$32,959

4	$67,884	$1,000,000	$1,000,000	$1,000,000	$38,634	$43,831	$49,454

5	$87,029	$1,000,000	$1,000,000	$1,000,000	$50,545	$58,366	$67,055

6	$107,130	$1,000,000	$1,000,000	$1,000,000	$63,349	$74,344	$86,887

7	$128,237	$1,000,000	$1,000,000	$1,000,000	$75,988	$90,716	$107,972

8	$150,398	$1,000,000	$1,000,000	$1,000,000	$88,455	$107,488	$130,392

9	$173,668	$1,000,000	$1,000,000	$1,000,000	$100,747	$124,667	$154,237

10	$198,102	$1,000,000	$1,000,000	$1,000,000	$112,855	$142,255	$179,595

15	$339,862	$1,000,000	$1,000,000	$1,000,000	$175,675	$242,395	$339,436

20	$520,789	$1,000,000	$1,000,000	$1,000,000	$225,073	$347,375	$551,988

25	$751,702	$1,000,000	$1,000,000	$1,000,000	$256,500	$456,620	$845,308

30	$1,046,412	$1,000,000	$1,000,000	$1,323,723	$251,220	$561,718	$1,260,689

35	$1,422,545	$1,000,000	$1,000,000	$1,922,294	$155,997	$646,206	$1,830,756

40	$1,902,596	$0	$1,000,000	$2,644,438	$0	$682,897	$2,618,255

45	$2,515,277	$0	$1,000,000	$3,746,061	$0	$543,060	$3,746,061

50	$3,297,231	$0	$1,000,000	$5,323,761	$0	$704,679	$5,323,761

	Account Value Assuming Hypothetical Gross Annual Investment Return of:

End of Policy Year	0%	4%	8%

1	$12,516	$13,040	$13,563

2	$24,886	$26,444	$28,044

3	$37,106	$40,219	$43,499

4	$49,174	$54,371	$59,994

5	$61,085	$68,906	$77,595

6	$72,835	$83,830	$96,373

7	$84,420	$99,148	$116,404

8	$95,833	$114,866	$137,770

9	$107,071	$130,991	$160,561

10	$118,125	$147,525	$184,865

15	$175,675	$242,395	$339,436

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.
  Appendix B

TABLE 2
Survivorship Flexible Premium Adjustable Variable Life Insurance Policy

Male and Female Each Issue Age 55, Ultra Preferred Non-Tobacco Death Benefit Option 1 Maximum Policy and Separate Account Expense Charges and Current Fund Level Charges	$15,000 Annual Premium $1 million Initial Face Amount Guideline Premium Test

		Death Benefit Assuming Hypothetical Gross Annual Investment Return of:			Net Surrender Value Assuming Hypothetical Gross Annual Investment Return of:

End of Policy Year	Premiums Accumulated at 5% Interest Per Year	0%	4%	8%	0%	4%	8%

1	$15,750	$1,000,000	$1,000,000	$1,000,000	$1,272	$1,775	$2,278

2	$32,288	$1,000,000	$1,000,000	$1,000,000	$12,819	$14,301	$15,824

3	$49,652	$1,000,000	$1,000,000	$1,000,000	$24,084	$27,024	$30,126

4	$67,884	$1,000,000	$1,000,000	$1,000,000	$35,045	$39,926	$45,210

5	$87,029	$1,000,000	$1,000,000	$1,000,000	$45,679	$52,981	$61,099

6	$107,130	$1,000,000	$1,000,000	$1,000,000	$57,010	$67,215	$78,869

7	$128,237	$1,000,000	$1,000,000	$1,000,000	$67,945	$81,537	$97,480

8	$150,398	$1,000,000	$1,000,000	$1,000,000	$78,431	$95,890	$116,935

9	$173,668	$1,000,000	$1,000,000	$1,000,000	$88,396	$110,204	$137,222

10	$198,102	$1,000,000	$1,000,000	$1,000,000	$97,754	$124,389	$158,317

15	$339,862	$1,000,000	$1,000,000	$1,000,000	$139,049	$197,615	$283,676

20	$520,789	$1,000,000	$1,000,000	$1,000,000	$138,249	$242,165	$421,625

25	$751,702	$1,000,000	$1,000,000	$1,000,000	$47,825	$213,471	$565,181

30	$1,046,412	$0	$0	$1,000,000	$0	$0	$712,595

35	$1,422,545	$0	$0	$1,000,000	$0	$0	$909,303

40	$1,902,596	$0	$0	$1,303,799	$0	$0	$1,290,890

45	$2,515,277	$0	$0	$1,855,844	$0	$0	$1,855,844

50	$3,297,231	$0	$0	$2,633,081	$0	$0	$2,633,081

	Account Value Assuming Hypothetical Gross Annual Investment Return of:

End of Policy Year	0%	4%	8%

1	$11,812	$12,315	$12,818

2	$23,359	$24,841	$26,364

3	$34,624	$37,564	$40,666

4	$45,585	$50,466	$55,750

5	$56,219	$63,521	$71,639

6	$66,496	$76,701	$88,355

7	$76,377	$89,969	$105,912

8	$85,809	$103,268	$124,313

9	$94,720	$116,528	$143,546

10	$103,024	$129,659	$163,587

15	$139,049	$197,615	$283,676

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.
Appendix B

Appendix C

Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Roger G. Ackerman, Director P.O. Box 45 Phoenix, NY 13135	Corning, Inc. Chairman (2001) Chairman and Chief Executive Officer (1996-2000)

James R. Birle, Director 2 Soundview Drive Greenwich, CT 06836	Resolute Partners, LLC Chairman (since 1997)

Gene Chao, Director 733 SW Vista Avenue Portland, OR 97205	Computer Projections, Inc. Chairman, President and CEO (1991-2000)

James H. DeGraffenreidt, Jr., Director 1100 H Street North West Washington, DC 20080	WGL Holdings, Inc.
    Chairman and Chief Executive Officer (since 2001)
    Chairman, President, and Chief Executive Officer (2000-2001)
    Chairman and Chief Executive Officer (1998-2000)
    President and Chief Executive Officer (1998)
President and Chief Operating Officer (1994-1998)

Patricia Diaz Dennis, Director 175 East Houston, Room 5-A-50 San Antonio, TX 78205	SBC Communications Inc. Senior Vice President—Regulatory and Public Affairs (since 1998) Senior Vice President and Assistant General Counsel (1995-1998)

Anthony Downs, Director 1775 Massachusetts Ave., N.W. Washington, DC 20036-2188	The Brookings Institution Senior Fellow (since 1977)

James L. Dunlap, Director 2514 Westgate Houston, TX 77019	Ocean Energy, Inc. Vice Chairman (1998-1999) United Meridian Corporation President and Chief Operating Officer (1996-1998)

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Yale University School of Forestry and Environmental Studies Senior Fellow (since 1995)

Robert M. Furek, Director c/o Shipman & Goodwin One American Row Hartford, CT 06103	Resolute Partners, LLC Partner (since 1997) State Board of Trustees for the Hartford School System Chairman (1997-2000)

Appendix C

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Charles K. Gifford, Director 100 Federal Street, MA DE 10026A Boston, MA 02110	FleetBoston Financial
    President and Chief Executive Officer (since 2001)
    President and Chief Operating Officer (1999-2001)
BankBoston, N.A.
    Chairman and Chief Executive Officer (1996-1999)
BankBoston Corporation
Chairman (1998-1999) and Chief Executive Officer (1995-1999)

William N. Griggs, Director One State Street, 9th Floor New York, NY 10004	Griggs & Santow, Inc. Managing Director (since 1983)

William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299	Lucent Technologies Senior Executive Vice President (1996-1996)

John F. Maypole, Director 55 Sandy Hook Road — North Sarasota, FL 34242	Peach State Real Estate Holding Company Managing Partner (since 1984)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company
    Chairman (since 2000), Director, President and Chief Executive
        Officer (since 1999)
American International Group, Inc.
    Senior Vice President (1991-1998)
AIG Life Companies
President and Chief Executive Officer (1991-1998)

Marc Racicot, Director 2000 K Street, N.W., Suite 500 Washington, DC 20006-1872	Bracewell & Patterson, LLP Partner (since 2001) State of Montana Governor (1993-2000)

Appendix C

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Executive Vice Presidents:

Susan A. Alfano 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1996-2001)

Lawrence V. Burkett, Jr. 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President and General Counsel (since 1993)

Frederick Castellani 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1996-2001)

Howard Gunton 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President & CFO (since 2001) Senior Vice President & CFO (1999-2001) AIG Life Insurance Co. Senior Vice President & CFO (1973-1999)

James E. Miller 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 1997 and 1987-1996)

Christine M. Modie 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company
    Executive Vice President and Chief Information Officer
        (since 1999)
Travelers Insurance Company
    Senior Vice President and Chief Information Officer
(1996-1999)

John V. Murphy 1295 State Street Springfield, MA 01111	OppenheimerFunds, Inc.
    Chairman, President, and Chief Executive Officer (since 2001)
    President & Chief Operating Officer (2000-2001)
Massachusetts Mutual Life Insurance Company
Executive Vice President (since 1997)

Stuart H. Reese 1295 State Street Springfield, MA 01111	David L. Babson and Co. Inc.
    Chairman and Chief Executive Officer (since 2001)
    President and Chief Executive Officer (1999-2001)
Massachusetts Mutual Life Insurance Company
    Executive Vice President and Chief Investment Officer
        (since 1999)
Chief Executive Director-Investment Management (1997-1999)

Matthew Winter 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1998-2001) Vice President (1996-1998)

Appendix C

Independent Auditors’ Report

The Board of Directors and Policyowners of
Massachusetts Mutual Life Insurance Company

We have audited the accompanying statement of Assets and Liabilities of each of the divisions of Massachusetts Mutual Variable Life Separate Account I –  Survivorship Variable Universal Life II Segment (“the Account”), as of December 31, 2001, the related statements of Operations and the statements of Changes in Net Assets for the year ended December 31, 2001 and for the period May 1, 2000 (Commencement of Operations) through December 31, 2000. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2001 by correspondence with investment companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account at December 31, 2001, the results of its operations and its changes in net assets for the year ended December 31, 2001 and for the period May 1, 2000 (Commencement of Operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 15, 2002

Massachusetts Mutual Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

	American Century VP Income & Growth Division	Deutsche VIT Small Cap Index Division	Fidelity® VIP II Contra- fund® Division	Goldman Sachs Capital Growth Division	Janus Aspen Capital Appre- ciation Division	Janus Aspen World- wide Growth Division	MML Blend Division	MML Emerging Growth Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Large Cap Value Division	MML Managed Bond Division

ASSETS

Investments
Number of shares	40,406	3,042	19,713	12,233	10,737	6,421	32,724	447	17,497	74,391	751	592	2,827

Identified cost (Note 3B)	$ 273,751	$ 33,812	$ 412,904	$ 142,387	$ 255,943	$ 212,126	$ 627,542	$ 2,519	$ 486,383	$ 1,181,490	$ 5,847	$ 5,060	$ 35,264

Value (Note 3A)	$ 261,021	$ 32,645	$ 396,819	$ 125,875	$ 222,465	$ 183,257	$ 483,079	$ 2,748	$ 372,392	$ 1,051,138	$ 5,700	$ 5,167	$ 34,683

Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-	-

Receivable from Massachusetts Mutual Life Insurance Company	5,434	-	-	-	4,904	-	-	-	9,283	729	1	-	-

Total assets	266,455	32,645	396,819	125,875	227,369	183,257	483,079	2,748	381,675	1,051,867	5,701	5,167	34,683

LIABILITIES

Payable to Massachusetts Mutual Life Insurance Company	-	-	16	5	-	7	20	-	-	-	-	-	1

NET ASSETS	$ 266,455	$ 32,645	$ 396,803	$ 125,870	$ 227,369	$ 183,250	$ 483,059	$ 2,748	$ 381,675	$ 1,051,867	$ 5,701	$ 5,167	$ 34,682

Net Assets

For variable life insurance policies	$ 266,455	$ 32,645	$ 396,803	$ 125,870	$ 227,369	$ 183,250	$ 483,059	$ 2,748	$ 381,675	$ 1,051,867	$ 5,701	$ 5,167	$ 34,682

Accumulation Units (Note 7 and 8)

Policyowners	324,389	34,302	486,953	161,717	366,808	293,702	515,246	2,992	428,206	1,330,974	8,548	5,432	29,605

NET ASSET VALUE PER ACCUMULATION UNIT (Note 8)

December 31, 2001	$ 0.82	$ 0.95	$ 0.81	$ 0.78	$ 0.62	$ 0.62	$ 0.94	$ 0.92	$ 0.89	$ 0.79	$ 0.67	$ 0.95	$ 1.17

December 31, 2000	0.90	0.93	0.93	0.91	0.79	0.81	1.00	-	1.05	0.90	0.89	-	1.09

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 2001

	MML Money Market Division	MML Small Cap Growth Equity Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division	Templeton International Securities Division

ASSETS

Investments
Number of shares	1,162,746	1,959	16,884	12,161	1,881	21,200	14,096	7,255	4,501	9,290	20,282	3,109

Identified cost (Note 3B)	$1,160,966	$ 20,603	$ 159,613	$ 603,426	$ 21,432	$ 918,970	$ 386,004	$ 63,430	$ 90,040	$ 42,825	$ 367,287	$ 43,125

Value (Note 3A)	$1,161,304	$ 20,762	$ 163,217	$ 495,191	$ 21,091	$ 775,501	$ 321,946	$ 61,961	$ 85,473	$ 42,919	$ 370,345	$ 36,497

Dividends receivable	1,703	-	-	-	-	-	-	-	-	-	-	-

Receivable from Massachusetts Mutual Life Insurance Company	-	1,025	4,359	3,738	-	5,631	-	1,023	5,963	5,534	2,713	9,400

Total assets	1,163,007	21,787	167,576	498,929	21,091	781,132	321,946	62,984	91,436	48,453	373,058	45,897

LIABILITIES

Payable to Massachusetts Mutual Life Insurance Company	39	-	-	-	1	-	16	-	-	-	-	-

NET ASSETS	$1,162,968	$ 21,787	$ 167,576	$ 498,929	$ 21,090	$ 781,132	$ 321,930	$ 62,984	$ 91,436	$ 48,453	$ 373,058	$ 45,897

Net Assets
For variable life insurance policies	$1,162,968	$ 21,787	$ 167,576	$ 498,929	$ 21,090	$ 781,132	$ 321,930	$ 62,984	$ 91,436	$ 48,453	$ 373,058	$ 45,897

Accumulation Units (Note 7 and 8)
Policyowners	1,081,477	29,185	151,696	931,646	18,530	989,205	382,899	63,431	112,873	45,317	374,588	53,247

NET ASSET VALUE PER ACCUMULATION (Note 8)

December 31, 2001	$ 1.08	$ 0.75	$ 1.10	$ 0.54	$ 1.14	$ 0.79	$ 0.84	$ 0.99	$ 0.81	$ 1.07	$ 1.00	$ 0.86

December 31, 2000	1.04	0.86	1.07	0.78	1.06	0.91	0.96	-	0.90	1.02	1.01	1.03

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF OPERATIONS
For The Year Ended December 31, 2001

	American Century VP Income & Growth Division	Deutsche VIT Small Cap Index Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MML Blend Division	#MML Emerging Growth Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	#MML Large Cap Value Division	MML Managed Bond Division

Investment income

Dividends (Note 3B)	$ 807	$ 1,606	$ 2,868	$ 630	$ 2,341	$ 859	$ 81,167	$ -	$ 89,551	$ 11,099	$ 2	$ 17	$ 975

Expenses

Mortality and expense risk fees (Note 4)	434	40	642	221	414	368	1,133	1	617	1,841	14	1	29

Net investment income (loss) (Note 3C)	373	1,566	2,226	409	1,927	491	80,034	(1)	88,934	9,258	(12)	16	946

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(3,392)	(241)	(8,276)	(3,642)	(24,774)	(23,654)	(21,769)	2	(21,925)	(20,124)	(2,245)	-	121

Change in net unrealized appreciation (depreciation) of investments	(10,546)	(147)	(13,783)	(14,466)	(24,028)	(22,825)	(86,174)	229	(106,535)	(86,409)	885	106	(625)

Net gain (loss) on investments	(13,938)	(388)	(22,059)	(18,108)	(48,802)	(46,479)	(107,943)	231	(128,460)	(106,533)	(1,360)	106	(504)

Net increase (decrease) in net assets resulting from operations	$ (13,565)	$ 1,178	$ (19,833)	$ (17,699)	$ (46,875)	$ (45,988)	$ (27,909)	$ 230	$ (39,526)	$ (97,275)	$ (1,372)	$ 122	$ 442

#	For the Period July 2, 2001 (Commencement of Operations) Through December 31, 2001.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF OPERATIONS (Continued)
For The Year Ended December 31, 2001

	MML Money Market Division	MML Small Cap Growth Equity Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division	Templeton International Securities Division

Investment income
Dividends (Note 3B)	$ 36,662	$ 39	$ 764	$ 49,368	$ 137	$ 54,813	$ 35,298	$ 7	$ 342	$ 1,309	$ -	$ 4,081

Expenses
Mortality and expense risk fees (Note 4)	2,494	16	217	973	8	1,523	670	97	151	67	622	47

Net investment income (loss) (Note 3C)	34,168	23	547	48,395	129	53,290	34,628	(90)	191	1,242	(622)	4,034

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(612)	(539)	(73)	(153,137)	5	(36,892)	(12,255)	(63)	(4,978)	(79)	(2,269)	(574)
Change in net unrealized appreciation (depreciation) of investments	338	713	3,255	(28,192)	(357)	(104,951)	(53,174)	(1,469)	(2,211)	96	5,443	(6,487)

Net gain (loss) on investments	(274)	174	3,182	(181,329)	(352)	(141,843)	(65,429)	(1,532)	(7,189)	17	3,174	(7,061)

Net increase (decrease) in net assets resulting from operations	$ 33,894	$ 197	$ 3,729	$ (132,934)	$ (223)	$ (88,553)	$ (30,801)	$ (1,622)	$ (6,998)	$ 1,259	$ 2,552	$ (3,027)

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF OPERATIONS
For The Period May 1, 2000 (Commencement of Operations) Through December 31, 2000

	American Century VP Income & Growth Division	Deutsche VIT Small Cap Index Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Managed Bond Division	MML Money Market Division

Investment income

Dividends (Note 3B)	$ -	$ 49	$ -	$ 822	$ 399	$ 1,437	$ 59,498	$ 9,764	$ 2,646	$ 861	$ 62	$ 2,454

Expenses

Mortality and expense risk fees (Note 4)	41	11	55	11	47	27	405	42	429	4	2	93

Net investment income (loss) (Note 3C)	(41)	38	(55)	811	352	1,410	59,093	9,722	2,217	857	60	2,361

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(842)	(12)	(128)	(85)	(335)	(251)	80	307	(1,052)	(39)	16	-

Change in net unrealized appreciation (depreciation) of investments	(2,184)	(1,019)	(2,303)	(2,045)	(9,450)	(6,044)	(58,289)	(7,455)	(43,943)	(1,032)	43	-

Net gain (loss) on investments	(3,026)	(1,031)	(2,431)	(2,130)	(9,785)	(6,295)	(58,209)	(7,148)	(44,995)	(1,071)	59	-

Net increase (decrease) in net assets resulting from operations	$ (3,067)	$ (993)	$ (2,486)	$ (1,319)	$ (9,433)	$ (4,885)	$ 884	$ 2,574	$ (42,778)	$ (214)	$ 119	$ 2,361

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF OPERATIONS (Continued)
For The Period May 1, 2000 (Commencement of Operations) Through December 31, 2000

	MML Small Cap Growth Equity Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division	Templeton International Securities Division

Investment income

Dividends (Note 3B)	$ 232	$ 122	$ -	$ -	$ -	$ -	$ -	$ -	$ 1,835	$ -

Expenses

Mortality and expense risk fees (Note 4)	1	10	236	-	420	233	20	9	80	5

Net investment income (loss) (Note 3C)	231	112	(236)	-	(420)	(233)	(20)	(9)	1,755	(5)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(31)	43	(1,912)	-	(1,397)	(576)	(49)	(4)	(237)	(5)

Change in net unrealized appreciation (depreciation) of investments	(555)	348	(80,042)	16	(38,518)	(10,883)	(2,356)	(2)	(2,385)	(142)

Net gain (loss) on investments	(586)	391	(81,954)	16	(39,915)	(11,459)	(2,405)	(6)	(2,622)	(147)

Net increase (decrease) in net assets resulting from operations	$ (355)	$ 503	$(82,190)	$ 16	$(40,335)	$(11,692)	$ (2,425)	$ (15)	$ (867)	$ (152)

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 2001

	American Century VP Income & Growth Division	Deutsche VIT Small Cap Index Division	Fidelity® VIP II Contra- fund® Division	Goldman Sachs Capital Growth Division	Janus Aspen Capital Appre- ciation Division	Janus Aspen World- wide Growth Division	MML Blend Division	#MML Emerging Growth Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	#MML Large Cap Value Division	MML Managed Bond Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 373	$ 1,566	$ 2,226	$ 409	$ 1,927	$ 491	$ 80,034	$ (1)	$ 88,934	$ 9,258	$ (12)	$ 16	$ 946

Net realized gain (loss) on investments	(3,392)	(241)	(8,276)	(3,642)	(24,774)	(23,654)	(21,769)	2	(21,925)	(20,124)	(2,245)	-	121

Change in net unrealized appreciation (depreciation) of invest- ments	(10,546)	(147)	(13,783)	(14,466)	(24,028)	(22,825)	(86,174)	229	(106,535)	(86,409)	885	106	(625)

Net increase (decrease) in net assets resulting from operations	(13,565)	1,178	(19,833)	(17,699)	(46,875)	(45,988)	(27,909)	230	(39,526)	(97,275)	(1,372)	122	442

Capital transactions: (Note 7)

Transfer of net premium	220,011	13,019	252,659	5,124	99,459	68,933	80,398	-	194,299	541,845	4,267	11	16,871

Transfer of surrender values	(11,847)	(2,001)	(24,938)	(5,800)	(13,368)	(7,487)	(13,027)	(36)	(37,306)	(43,161)	(814)	(72)	(2,143)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-	-	-	-

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	287	(20)	982	18	12,421	17,507	461	-	5,756	2,296	2	-	(24)

Withdrawal due to charges for administrative and insurance costs	(11,907)	(41)	(2,079)	(6,067)	(6,163)	(217)	(27,933)	(1)	(14,299)	(30,079)	(2,824)	(3)	(206)

Divisional transfers and transfers from (to) Guaranteed Principal Account	28,112	10,984	107,883	136,708	119,474	126,356	92,950	2,555	162,155	15,083	1,183	5,109	17,614

Net increase (decrease) in net assets resulting from capital transactions	224,656	21,941	334,507	129,983	211,823	205,092	132,849	2,518	310,605	485,984	1,814	5,045	32,112

Total increase (decrease)	211,091	23,119	314,674	112,284	164,948	159,104	104,940	2,748	271,079	388,709	442	5,167	32,554

NET ASSETS, at beginning of the period/year	55,364	9,526	82,129	13,586	62,421	24,146	378,119	-	110,596	663,158	5,259	-	2,128

NET ASSETS, at end of the year	$ 266,455	$ 32,645	$ 396,803	$ 125,870	$ 227,369	$ 183,250	$ 483,059	$ 2,748	$ 381,675	$ 1,051,867	$ 5,701	$ 5,167	$ 34,682

#	For the Period July 2, 2001 (Commencement of Operations) Through December 31, 2001.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2001

	MML Money Market Division	MML Small Cap Growth Equity Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division	Templeton International Securities Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 34,168	$ 23	$ 547	$ 48,395	$ 129	$ 53,290	$ 34,628	$ (90)	$ 191	$ 1,242	$ (622)	$ 4,034

Net realized gain (loss) on investments	(612)	(539)	(73)	(153,137)	5	(36,892)	(12,255)	(63)	(4,978)	(79)	(2,269)	(574)

Change in net unrealized appreciation (depreciation) of investments	338	713	3,255	(28,192)	(357)	(104,951)	(53,174)	(1,469)	(2,211)	96	5,443	(6,487)

Net increase (decrease) in net assets resulting from operations	33,894	197	3,729	(132,934)	(223)	(88,553)	(30,801)	(1,622)	(6,998)	1,259	2,552	(3,027)

Capital transactions: (Note 7)

Transfer of net premium	1,532,236	18,541	35,432	277,902	7,585	289,201	136,649	2,896	62,495	30,044	147,059	30,786

Transfer of surrender values	(121,567)	(1,556)	(8,300)	(19,808)	(785)	(32,938)	(18,391)	(2,036)	(8,332)	(2,606)	(23,465)	(1,731)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-	-	-

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	182	13	(101)	36,414	(28)	8,334	1,565	6	1,211	19	62	(4)

Withdrawal due to charges for administrative and insurance costs	(4,191)	(16)	(160)	(10,743)	(36)	(24,643)	(6,796)	(2)	(5,792)	(740)	(5,684)	(78)

Divisional transfers and transfers from (to) Guaranteed Principal Account	(788,878)	2,313	121,755	150,080	13,856	240,225	12,384	63,742	13,617	9,506	139,744	15,232

Net increase (decrease) in net assets resulting from capital transactions	617,782	19,295	148,626	433,845	20,592	480,179	125,411	64,606	63,199	36,223	257,716	44,205

Total increase (decrease)	651,676	19,492	152,355	300,911	20,369	391,626	94,610	62,984	56,201	37,482	260,268	41,178

NET ASSETS, at beginning of the period/year	511,292	2,295	15,221	198,018	721	389,506	227,320	-	35,235	10,971	112,790	4,719

NET ASSETS, at end of the year	$ 1,162,968	$ 21,787	$ 167,576	$ 498,929	$ 21,090	$ 781,132	$ 321,930	$ 62,984	$ 91,436	$ 48,453	$ 373,058	$ 45,897

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF CHANGES IN NET ASSETS
For The Period May 1, 2000 (Commencement of Operations) Through December 31, 2000

	American Century VP Income & Growth Division	Deutsche VIT Small Cap Index Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Managed Bond Division	MML Money Market Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ (41)	$ 38	$ (55)	$ 811	$ 352	$ 1,410	$ 59,093	$ 9,722	$ 2,217	$ 857	$ 60	$ 2,361

Net realized gain (loss) on investments	(842)	(12)	(128)	(85)	(335)	(251)	80	307	(1,052)	(39)	16	-

Change in net unrealized appreciation (depreciation) of investments	(2,184)	(1,019)	(2,303)	(2,045)	(9,450)	(6,044)	(58,289)	(7,455)	(43,943)	(1,032)	43	-

Net increase (decrease) in net assets resulting from operations	(3,067)	(993)	(2,486)	(1,319)	(9,433)	(4,885)	884	2,574	(42,778)	(214)	119	2,361

Capital transactions: (Note 7)

Transfer of net premium	38,783	-	41,812	18,154	62,449	10,048	378,999	96,975	680,494	5,374	579	423,759

Transfer of surrender values	(1,978)	(385)	(3,747)	(1,317)	(3,503)	(1,528)	(5,565)	(5,943)	(9,651)	(312)	(208)	(11,279)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-	-	-

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(195)	-	309	53	624	132	(242)	344	1,065	(40)	-	(413)

Withdrawal due to charges for administrative and insurance costs	(2,550)	(5)	(261)	(2,003)	(2,067)	(18)	(7,384)	(2,760)	(8,731)	(1,251)	(2)	(269)

Divisional transfers and transfers to (from) Guaranteed Principal Account	24,371	10,909	46,502	18	14,351	20,397	11,427	19,406	42,759	1,702	1,640	97,133

Net increase (decrease) in net assets resulting from capital transactions	58,431	10,519	84,615	14,905	71,854	29,031	377,235	108,022	705,936	5,473	2,009	508,931

Total increase (decrease)	55,364	9,526	82,129	13,586	62,421	24,146	378,119	110,596	663,158	5,259	2,128	511,292

NET ASSETS, at beginning of the period	-	-	-	-	-	-	-	-	-	-	-	-

NET ASSETS, at end of the year	$ 55,364	$ 9,526	$ 82,129	$ 13,586	$ 62,421	$ 24,146	$378,119	$110,596	$663,158	$ 5,259	$ 2,128	$511,292

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Period May 1, 2000 (Commencement of Operations) Through December 31, 2000

	MML Small Cap Growth Equity Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division	Templeton International Securities Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 231	$ 112	$ (236)	$ -	$ (420)	$ (233)	$ (20)	$ (9)	$ 1,755	$ (5)

Net realized gain (loss) on investments	(31)	43	(1,912)	-	(1,397)	(576)	(49)	(4)	(237)	(5)

Change in net unrealized appreciation (depreciation) of investments	(555)	348	(80,042)	16	(38,518)	(10,883)	(2,356)	(2)	(2,385)	(142)

Net increase (decrease) in net assets resulting from operations	(355)	503	(82,190)	16	(40,335)	(11,692)	(2,425)	(15)	(867)	(152)

Capital transactions: (Note 7)

Transfer of net premium	155	13,136	226,051	-	404,398	204,593	32,807	5,481	38,416	-

Transfer of surrender values	(159)	(1,091)	(6,460)	(9)	(8,717)	(6,003)	(1,523)	(467)	(3,984)	(195)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-

Transfer due to policy loans, net of repayments (Note 3D)	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	15	3	2,082	-	274	544	55	9	1,656	-

Withdrawal due to charges for administrative and insurance costs	(1)	(17)	(3,273)	(2)	(6,862)	(2,131)	(1,904)	(100)	(862)	(3)

Divisional transfers and transfers to (from) Guaranteed Principal Account	2,640	2,687	61,808	716	40,748	42,009	8,225	6,063	78,431	5,069

Net increase (decrease) in net assets resulting from capital transactions	2,650	14,718	280,208	705	429,841	239,012	37,660	10,986	113,657	4,871

Total increase (decrease)	2,295	15,221	198,018	721	389,506	227,320	35,235	10,971	112,790	4,719

NET ASSETS, at beginning of the period	-	-	-	-	-	-	-	-	-	-

NET ASSETS, at end of the year	$ 2,295	$ 15,221	$198,018	$ 721	$389,506	$227,320	$ 35,235	$ 10,971	$112,790	$ 4,719

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Survivorship Variable Universal Life II Segment

Notes To Financial Statements

1.	HISTORY

Massachusetts Mutual Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on July 13, 1988, by Massachusetts Mutual Life Insurance Company (“MassMutual”) in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.

MassMutual maintains eleven segments within Separate Account I. The initial segment (“Variable Life Plus Segment”) is used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Plus.

On March 30, 1990, MassMutual established a second segment (“Large Case Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Large Case Variable Life Plus.

On July 5, 1995, MassMutual established a third segment (“Strategic Variable Life Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Strategic Variable Life®.

On July 24, 1995, MassMutual established a fourth segment (“Variable Life Select Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Select.

On February 11, 1997, MassMutual established a fifth segment (“Strategic GVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s group flexible premium adjustable life insurance policy with variable rider, known as Strategic Group Variable Universal Life®.

On November 12, 1997, MassMutual established a sixth segment (“SVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life.

On November 12, 1997, MassMutual established a seventh segment (“VUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life.

On July 13, 1998, MassMutual established an eighth segment (“Strategic Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Strategic Variable Life® Plus.

On November 23, 1999, MassMutual established a ninth segment (“SVUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s new survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life II.

On November 20, 2000, MassMutual established a tenth segment (“VUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life II.

On November 20, 2000, MassMutual established a eleventh segment (“LVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Leadership Variable Universal Life.

The Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).
Notes To Financial Statements (Continued)

The assets and liabilities of Separate Account I are clearly identified and distinguished from MassMutual’s other assets and liabilities. The portion of Separate Account I’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business MassMutual may conduct.

2.	INVESTMENT OF SVUL II’s SEGMENT’S ASSETS

The SVUL II Segment consists of twenty-eight divisions. Each division invests in corresponding shares of either the American Century Variable Portfolios, Inc. (“American Century VP”), Deutsche Asset Management VIT Funds (“Deutsche VIT Funds”), Fidelity® Variable Insurance Products Funds II (“Fidelity VIP Fund II”), Goldman Sachs Variable Insurance Trust (“Goldman Sachs VIT”), INVESCO Variable Investment Funds, Inc. (“INVESCO VIF”), Janus Aspen Series (“Janus Aspen”), MML Series Investment Fund (“MML Trust”), Oppenheimer Variable Account Funds (“Oppenheimer Funds”), Panorama Series Fund, Inc. (“Panorama Fund”), T. Rowe Price Equity Series, Inc. (“T. Rowe Price”), and Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton VIP Trust”).

American Century VP is a diversified, open-end, management investment company registered under the 1940 Act with one of its Funds available to the SVUL II Segment’s policyowners: American Century’s VP Income & Growth Fund. American Century Investment Management, Inc. is the investment manager to the Fund.

Deutsche VIT Funds is an investment company registered under the 1940 Act with one of its separate series available to the SVUL II Segment’s policyowners: Deutsche VIT Small Cap Index Fund. Deutsche Asset Management, Inc. (“DAMI”) serves as the investment adviser to the Fund. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DAMI, served as the investment adviser to the Fund.

Fidelity VIP Fund II is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to the SVUL II Segment’s policyowners: Fidelity® VIP II Contrafund® Portfolio (Initial Class). Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolio. FMR Co., Inc. a wholly owned subsidiary of FMR, serves as sub-adviser to the Portfolio.

Goldman Sachs VIT is an open-end, management investment company registered under the 1940 Act with one of its separate series of shares available to the SVUL II Segment’s policyowners: Goldman Sachs VIT Capital Growth Fund. Goldman Sachs Asset Management, a separate business unit of Goldman Sachs & Co., serves as investment adviser to the Fund.

INVESCO VIF is an open-end, diversified, no-load management investment company registered under the 1940 Act with one of its Funds available to the SVUL II Segment’s policyowners: INVESCO VIF-Technology Fund. INVESCO Funds Group, Inc. is the investment adviser to the Fund.

Janus Aspen is an open-end, management investment company registered under the 1940 Act with two of its separate series available to the SVUL II Segment’s policyowners: Janus Aspen Series Capital Appreciation Portfolio and Janus Aspen Series Worldwide Growth Portfolio. Janus Capital is the investment adviser to the Portfolios.

MML Trust is an open-end, investment company registered under the 1940 Act. Eleven of its thirteen separate series are available to the SVUL II Segment’s policyowners: MML Blend Fund, MML Emerging Growth Fund, MML Equity Fund, MML Equity Index Fund (Class II), MML Growth Equity Fund, MML Large Cap Value Fund, MML Managed Bond Fund, MML Money Market Fund, MML OTC 100 Fund, MML Small Cap Growth Equity Fund and MML Small Cap Value Equity Fund. MassMutual serves as investment adviser to each of the MML Funds pursuant to an investment management agreement. David L. Babson and Company Inc. (“Babson”), a controlled subsidiary of MassMutual, serves as the investment sub-adviser to the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, MML Money Market Fund and MML Small Cap Value Equity Fund. MassMutual has entered into a sub-advisory agreement with Deutsche Asset Management, Inc. (“DAMI”) whereby DAMI manages the investments of the MML Equity Index Fund and MML OTC 100 Fund. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DAMI, served as sub-adviser to the Funds. MassMutual has entered into a sub-advisory agreement with RS Investment Management, L.P. to serve as the investment sub-adviser to the MML Emerging Growth Fund. MassMutual has entered into an agreement with Massachusetts Financial Services Company to serve as the investment sub-adviser to the MML Growth Equity Fund. MassMutual has entered into a sub-advisory agreement with Davis Selected Advisers, L.P., to serve as the investment sub-adviser to the MML Large Cap Value Fund. MassMutual has entered into an interim sub-advisory agreement with Wellington Management Company, LLP and has entered into a sub-advisory agreement with Waddell & Reed Investment Management Company (“Wellington Management”) pursuant to which each serves as investment sub-adviser for a portion of the MML Small Cap Growth Equity. Effective December 3, 2001, Wellington Management replaced J.P. Morgan Investment Management Inc. as one of the MML Small Cap Growth Equity Fund’s two sub-advisers.

Oppenheimer Fund is an open-end, management investment company registered under the 1940 Act with seven of its Funds available to the SVUL II Segment’s policyowners: Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Bond Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Main Street® Growth & Income Fund/VA and Oppenheimer Strategic Bond Fund/VA, OppenheimerFunds, Inc. a controlled subsidiary of MassMutual, serves as investment adviser to the Oppenheimer Fund.

Panorama Fund is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to the SVUL II Segment’s policyowners: Oppenheimer International Growth Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Panorama Fund.

T. Rowe Price is a diversified, open-end, investment company registered under the 1940 Act with one of its separate series of shares available to the SVUL II Segment’s policyowners: T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio.

Franklin Templeton VIP Trust is an open-end, management investment company registered under the 1940 Act with one of its separate series available to the SVUL II Segment’s policyowners: Templeton International Securities Fund (Class 2). Templeton Investment Counsel, LLC is the investment adviser to the Fund.

In addition to the twenty-eight divisions, a policyowner may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general account. Because of exemptive and exclusionary provisions, interests in the GPA are not registered under the Securities Act of 1933. Also, the general account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by the SVUL II Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

A. Investment Valuation

Investments in the American Century VP, Deutsche VIT Funds, Fidelity VIP Fund II, Goldman Sachs VIT, INVESCO VIF, Janus Aspen, MML Trust, Oppenheimer Fund, Panorama Fund, T. Rowe Price and Franklin Templeton VIP Trust are each stated at market value, which is the net asset value of each of the respective underlying funds.

B. Accounting for Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income, and gains from realized gain distributions, are recorded on the ex-dividend date.

C. Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. SVUL II Segment is part of MassMutual’s total operation and is not taxed separately. SVUL II Segment of Separate Account I will not be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains of SVUL II Segment are credited to the policies. Accordingly, MassMutual does not intend to make any charge to SVUL II Segment divisions to provide for company income taxes. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to SVUL II Segment of Separate Account I.

Notes To Financial Statements (Continued)

D. Policy Loan

When a policy loan is made, SVUL II Segment transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of SVUL II Segment by an equal amount. The interest rate charged on any loan is 4% per year or the policyowner may select an adjustable loan rate at the time of application. All loan repayments are allocated to the GPA.

The policyowner earns interest on the loaned value at a rate which is the greater of 3% or the policy loan rate less the loan interest rate expense charge.

E. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES

A premium expense charge is deducted from each premium payment made prior to the allocation of the payment to the Divisions of the SVUL II Segment of Separate Account I and the GPA. The charge is 8.5% of premium up to premium expense factor and 5% of premium over premium expense factor. The premium expense factor is based on the issue ages, genders, and risk classifications of the Insureds.

Monthly charges will be deducted from the account value. The monthly charges consist of: (a) an administrative charge; (b) a face amount charge; (c) an insurance charge and (d) a rider charge for any additional benefits provided by rider.

Daily charges against the net asset value of the SVUL II Segment of Separate Account I will be assessed for mortality and expense risks. This charge is not deducted from the assets in the GPA. The current effective annual rate is 0.25%, on an annual basis, of daily net asset value of the SVUL II Segment of Separate Account I.

The mortality risk is a risk that the group of lives MassMutual insures may, on average, live for shorter periods of time than MassMutual estimated. The mortality risk is fully borne by MassMutual and may result in additional amounts being transferred into the SVUL II Segment’s account by MassMutual to cover greater longevity of insureds than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to MassMutual.

5.	SALES AGREEMENTS

MML Distributors, LLC (“MML Distributors”), a wholly owned subsidiary of MassMutual, serves as principal underwriter of the policies pursuant to an underwriting and servicing agreement to which MML Distributors, MassMutual and Separate Account I are parties. MML Investors Services, Inc. (“MMLISI”) serves as the co-underwriter of the policy. Both MML Distributors and MMLISI are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD in order to sell the policies.

Pursuant to the underwriting and servicing agreement, commissions or other fees due to registered representatives for selling and servicing the policies are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their activities as underwriters of the policy.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

For The Year Ended December 31, 2001	American Century VP Income & Growth Division	Deutsche VIT Small Cap Index Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MML Blend Division	MML Emerging Growth Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Large Cap Value Division	MML Managed Bond Division

Cost of purchases	$241,322	$25,295	$372,460	$141,503	$ 315,925	$ 318,763	$256,639	$2,555	$ 530,769	$577,087	$ 5,813	$5,133	$36,598

Proceeds from sales	(21,755)	(1,794)	(35,729)	(11,096)	(107,111)	(113,167)	(43,969)	(37)	(140,542)	(82,806)	(4,014)	(72)	(3,541)

For The Year Ended December 31, 2001 (Continued)	MML Money Market Division	MML Small Cap Growth Equity Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division	Templeton International Securities Division

Cost of purchases	$2,100,193	$19,370	$150,743	$ 599,334	$21,344	$ 640,169	$190,239	$65,451	$ 84,544	$36,591	$279,105	$39,995

Proceeds from sales	(1,448,610)	(1,079)	(5,919)	(120,944)	(622)	(112,561)	(30,317)	(1,959)	(27,134)	(4,666)	(24,765)	(1,160)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS

For the Year Ended December 31, 2001	Ameri can Century VP Income & Growth Division	Deutsche VIT Small Cap Index Division	Fidelity® VIP II Contrafund® Division	Goldman Sachs Capital Growth Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MML Blend Division	MML Emerging Growth Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Large Cap Value Division	MML Managed Bond Division

Unit Purchases	255,038	13,986	310,690	8,734	287,677	269,595	79,509		300,611	662,254	9,176	13	15,508

Units withdrawn and transferred to Guaranteed Principal Account	(28,915)	(2,259)	(32,992)	(15,052)	(30,083)	(11,700)	(43,978)	(41)	(56,156)	(90,935)	(5,402)	(83)	(2,032)

Units transferred between divisions and transferred from/to GPA	36,649	12,384	121,031	153,141	30,535	5,866	100,545	3,033	78,199	24,579	(1,107)	5,502	14,175

Net increase (decrease)	262,772	24,111	398,729	146,823	288,129	263,761	136,076	2,992	322,654	595,898	2,667	5,432	27,651

Units, at beginning of the period/year	61,617	10,191	88,224	14,894	78,679	29,941	379,170	-	105,552	735,076	5,881	-	1,954

Units, at end of the year	324,389	34,302	486,953	161,717	366,808	293,702	515,246	2,992	428,206	1,330,974	8,548	5,432	29,605

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS (Continued)

For the Year Ended December 31, 2001 (Continued)	MML Money Market Division	MML Small Cap Growth Equity Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Main Street® Growth & Income Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division	Templeton International Securities Division

Units Purchases	1,925,283	26,989	34,782	696,341	6,489	439,165	162,194	3,008	76,122	28,651	154,867	34,990

Units withdrawn and transferred to Guaranteed Principal Account	(119,879)	(2,157)	(8,026)	(54,142)	(727)	(71,376)	(30,100)	(2,057)	(17,360)	(3,185)	(30,928)	(2,055)

Units transferred between divisions and transferred from/to GPA	(1,215,649)	1,677	110,735	35,943	12,087	191,271	13,578	62,480	15,133	9,120	138,724	15,725

Net increase (decrease)	589,755	26,509	137,491	678,142	17,849	559,060	145,672	63,431	73,895	34,586	262,663	48,660

Units, at beginning of the period/year	491,722	2,676	14,205	253,504	681	430,145	237,227	-	38,978	10,731	111,925	4,587

Units, at end of the year	1,081,477	29,185	151,696	931,646	18,530	989,205	382,899	63,431	112,873	45,317	374,588	53,247

For the Period May 1, 2000 (Commencement of Operations) Through December 31, 2000	American Century VP Income & Growth Division	Deutsche VIT Small Cap Index Division	Fidelity VIP II Contrafund Division	Goldman Sachs Capital Growth Division	Janus Aspen Capital Appreciation Division	Janus Aspen Worldwide Growth Division	MML Blend Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Managed Bond Division

Units Purchases	65,598	10,600	65,473	18,272	74,942	25,838	392,030	111,306	753,023	7,503	808

Units withdrawn and transferred to Guaranteed Principal Account	(4,820)	(409)	(4,222)	(3,398)	(6,276)	(1,706)	(12,860)	(8,565)	(19,159)	(1,622)	(199)

Units transferred between divisions and transferred from/to GPA	839	-	26,973	20	10,013	5,809	-	2,811	1,212	-	1,345

Net increase	61,617	10,191	88,224	14,894	78,679	29,941	379,170	105,552	735,076	5,881	1,954

Units, at beginning of the period	-	-	-	-	-	-	-	-	-	-	-

Units, at end of the year	61,617	10,191	88,224	14,894	78,679	29,941	379,170	105,552	735,076	5,881	1,954

For the Period May 1, 2000 (Commencement of Operations) Through December 31, 2000 (Continued)	MML Money Market Division	MML Small Cap Growth Equity Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Main Street Growth & Income Division	Oppenheimer Strategic Bond Division	T. Rowe Price Mid-Cap Growth Division	Templeton International Securities Division

Units Purchases	591,448	888	15,145	249,311	-	437,809	240,723	34,118	10,225	106,662	4,780

Units withdrawn and transferred to Guaranteed Principal Account	(11,161)	(180)	(1,080)	(9,602)	(11)	(16,132)	(8,353)	(3,523)	(558)	(4,807)	(193)

Units transferred between divisions and transferred from/to GPA	(88,565)	1,968	140	13,795	692	8,468	4,857	8,383	1,064	10,070	-

Net increase	491,722	2,676	14,205	253,504	681	430,145	237,227	38,978	10,731	111,925	4,587

Units, at beginning of the period	-	-	-	-	-	-	-	-	-	-	-

Units, at end of the year	491,722	2,676	14,205	253,504	681	430,145	237,227	38,978	10,731	111,925	4,587

Notes To Financial Statements (Continued)

8.	UNIT VALUES

A summary of unit values and units outstanding and the expense ratios, excluding expenses of the underlying funds, for each of the two years in the period ended December 31, 2001, follows:

	Units	Net Assets		Expenses as a % of Average Net Assets	Total Return
		Unit Value	Amount
American Century VP Income & Growth Division
December 31,

2001	324,389	$0.82	$ 266,455	0.25%	(8.58)%

2000*	61,617	0.90	55,364	0.25%	(10.15)%

Deutsche VIT Small Cap Index Division
December 31,

2001	34,302	0.95	32,645	0.25%	1.81%

2000*	10,191	0.93	9,526	0.25%	(6.53)%

Fidelity® VIP II Contrafund® Division
December 31,

2001	486,953	0.81	396,803	0.25%	(12.50)%

2000*	88,224	0.93	82,129	0.25%	(6.91)%

Goldman Sachs Capital Growth Division
December 31,

2001	161,717	0.78	125,870	0.25%	(14.67)%

2000*	14,894	0.91	13,586	0.25%	(8.78)%

Janus Aspen Capital Appreciation Division
December 31,

2001	366,808	0.62	227,369	0.25%	(21.87)%

2000*	78,679	0.79	62,421	0.25%	(20.66)%

Janus Aspen Worldwide Growth Division
December 31,

2001	293,702	0.62	183,250	0.25%	(22.63)%

2000*	29,941	0.81	24,146	0.25%	(19.36)%

MML Blend Division
December 31,

2001	515,246	0.94	483,059	0.25%	(5.99)%

2000*	379,170	1.00	378,119	0.25%	(0.28)%

MML Emerging Growth Division
December 31,

2001*	2,992	0.92	2,748	0.25%	(16.54)%

MML Equity Division
December 31,

2001	428,206	0.89	381,675	0.25%	(14.93)%

2000*	105,552	1.05	110,596	0.25%	4.78%

MML Equity Index Division
December 31,

2001	1,330,974	0.79	1,051,867	0.25%	(12.40)%

2000*	735,076	0.90	663,158	0.25%	(9.78)%

MML Growth Equity Division
December 31,

2001	8,548	0.67	5,701	0.25%	(25.38)%

2000*	5,881	0.89	5,259	0.25%	(10.60)%

*	Commenced operations.
Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

	Units	Net Assets		Expenses as a % of Average Net Assets	Total Return
		Unit Value	Amount
MML Large Cap Value Division
December 31,

2001*	5,432	$0.95	$ 5,167	0.25%	(11.38)%

MML Managed Bond Division
December 31,

2001	29,605	1.17	34,682	0.25%	7.62%

2000*	1,954	1.09	2,128	0.25%	8.85%

MML Money Market Division
December 31,

2001	1,081,477	1.08	1,162,968	0.25%	3.41%

2000*	491,722	1.04	511,292	0.25%	3.98%

MML Small Cap Growth Equity Division
December 31,

2001	29,185	0.75	21,787	0.25%	(12.93)%

2000*	2,676	0.86	2,295	0.25%	(14.26)%

MML Small Cap Value Equity Division
December 31,

2001	151,696	1.10	167,576	0.25%	3.10%

2000*	14,205	1.07	15,221	0.25%	7.15%

Oppenheimer Aggressive Growth Division
December 31,

2001	931,646	0.54	498,929	0.25%	(31.44)%

2000*	253,504	0.78	198,018	0.25%	(21.89)%

Oppenheimer Bond Division
December 31,

2001	18,530	1.14	21,090	0.25%	7.52%

2000*	681	1.06	721	0.25%	5.86%

Oppenheimer Capital Appreciation Division
December 31,

2001	989,205	0.79	781,132	0.25%	(12.80)%

2000*	430,145	0.91	389,506	0.25%	(9.45)%

Oppenheimer Global Securities Division
December 31,

2001	382,899	0.84	321,930	0.25%	(12.26)%

2000*	237,227	0.96	227,320	0.25%	(4.18)%

Oppenheimer High Income Division
December 31,

2001*	63,431	0.99	62,984	0.25%	1.71%

Oppenheimer Main Street® Growth & Income Division
December 31,

2001	112,873	0.81	91,436	0.25%	(10.38)%

2000*	38,978	0.90	35,235	0.25%	(9.60)%

Oppenheimer Strategic Bond Division
December 31,

2001	45,317	1.07	48,453	0.25%	4.58%

2000*	10,731	1.02	10,971	0.25%	2.23%

*	Commenced operations.

Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

	Units	Net Assets		Expenses as a % of Average Net Assets	Total Return
		Unit Value	Amount

T. Rowe Price Mid-Cap Growth Division
December 31,

2001	374,588	$1.00	$373,058	0.25%	(1.17)%

2000*	111,925	1.01	112,790	0.25%	0.77%

Templeton International Securities Division
December 31,

2001	53,247	0.86	45,897	0.25%	(16.21)%

2000*	4,587	1.03	4,719	0.25%	2.87%

*	Commenced operations.

Report of Independent Auditors

To the Board of Directors and Policyholders of
Massachusetts Mutual Life Insurance Company

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company (the “Company”) as of December 31, 2001 and 2000, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years ended December 31, 2001, 2000 and 1999. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company has prepared these statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraphs, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2001 and 2000, or the results of its operations or its cash flows for the years ended December 31, 2001, 2000 and 1999.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flows for the years ended December 31, 2001, 2000 and 1999, on the statutory basis of accounting described in Note 1.

As discussed in Note 2 to the statutory financial statements, the Company has changed certain statutory accounting practices. These practices changed as a result of the Commonwealth of Massachusetts Division of Insurance’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual effective January 1, 2001.

DELOITTE & TOUCHE LLP

Hartford, Connecticut
March 1, 2002 (except with respect to the
    matter discussed in note 16, as to which
    the date is March 9, 2002)

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2001	2000
	(In Millions)

Assets:

Bonds	$26,596.3	$25,212.5
Common stocks	444.7	486.8
Mortgage loans	6,930.1	6,949.5
Real estate	1,923.7	2,017.0
Policy loans	6,071.2	5,727.1
Other investments	3,418.3	2,842.8
Cash and short-term investments	4,683.8	2,292.4

Total invested assets	50,068.1	45,528.1
Other assets	2,261.4	1,820.6

	52,329.5	47,348.7
Separate account assets	17,909.5	18,819.7

Total assets	$70,239.0	$66,168.4

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	2001	2000
	(In Millions)

Liabilities:

Policyholders’ reserves and funds	$42,768.8	$39,117.3
Policyholders’ dividends	1,146.8	1,130.3
Policyholders’ claims and other benefits	364.2	333.5
Federal income taxes	674.3	740.2
Asset valuation and other investment reserves	690.8	892.6
Other liabilities	1,533.4	1,299.2

	47,178.3	43,513.1
Separate account liabilities	17,909.5	18,819.7

Total liabilities	65,087.8	62,332.8
Policyholders’ contingency reserves	5,151.2	3,835.6

Total liabilities and policyholders’ contingency reserves	$70,239.0	$66,168.4

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2001	2000	1999
	(In Millions)
Revenue:

Premium income	$10,386.2	$ 9,325.3	$ 7,171.0
Net investment income	3,586.2	3,313.6	3,075.8
Fees and other income	195.5	180.8	170.1

Total revenue	14,167.9	12,819.7	10,416.9

Benefits and expenses:

Policyholders’ benefits and payments	7,031.8	9,238.4	7,294.0
Addition to policyholders’ reserves and funds	4,204.7	834.5	654.1
Operating expenses	568.0	451.5	450.7
Commissions	348.4	324.4	281.8
State taxes, licenses and fees	99.3	85.8	82.4
Federal income taxes	122.3	147.2	160.9

Total benefits and expenses	12,374.5	11,081.8	8,923.9

Net gain from operations before dividends	1,793.4	1,737.9	1,493.0

Dividends to policyholders	1,097.0	1,086.2	1,031.0

Net gain from operations	696.4	651.7	462.0

Net realized capital gains	123.3	93.2	5.4

Net income	$ 819.7	$ 744.9	$ 467.4

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN POLICYHOLDERS’ CONTINGENCY RESERVES

	Years Ended December 31,
	2001	2000	1999
	(In Millions)
Policyholders’ contingency reserves, beginning of year, as previously reported	$3,835.6	$3,411.3	$3,188.8

Cumulative effect of the change in statutory accounting principles	981.2	–	–

Policyholders’ contingency reserves, beginning of year, as adjusted	4,816.8	3,411.3	3,188.8

Increases (decreases) due to:
Net income	819.7	744.9	467.4
Change in net unrealized capital losses	(490.7)	(321.7)	(201.7)
Change in asset valuation and other investment reserves	201.8	101.3	59.5
Change in non-admitted assets	(210.1)	(100.3)	(11.2)
Change in prior year policyholders’ reserves	–	(0.2)	(13.0)
Benefit plan enhancements	–	–	(78.9)
Other	13.7	0.3	0.4

	334.4	424.3	222.5

Policyholders’ contingency reserves, end of year	$5,151.2	$3,835.6	$3,411.3

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2001	2000	1999
	(In Millions)

Operating activities:
Net income	$ 819.7	$ 744.9	$ 467.4
Addition to policyholders’ reserves, funds and policy benefits, net of transfers to separate accounts	3,623.1	1,930.4	1,911.0
Net realized capital (gains)	(123.3)	(93.2)	(5.4)
Other changes	34.1	(42.7)	(220.2)

Net cash provided by operating activities	4,353.6	2,539.4	2,152.8

Investing activities:
Loans and purchases of investments	(13,095.2)	(14,177.4)	(14,180.3)
Sales and maturities of investments and receipts from repayment of loans	11,133.0	12,144.6	12,690.0

Net cash used in investing activities	(1,962.2)	(2,032.8)	(1,490.3)

Increase in cash and short-term investments	2,391.4	506.6	662.5

Cash and short-term investments, beginning of year	2,292.4	1,785.8	1,123.3

Cash and short-term investments, end of year	$ 4,683.8	$ 2,292.4	$ 1,785.8

See Notes to Statutory Financial Statements.

Notes to Statutory Financial Statements

Massachusetts Mutual Life Insurance Company (the “Company”) is a global, diversified financial services organization providing life insurance, long-term care, annuities, disability income products and investments to individuals; and life insurance, investment and retirement and savings products to institutions. The Company is organized as a mutual life insurance company.

1. SUMMARY OF ACCOUNTING PRACTICES

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“Division”).

On January 1, 2001, the Company adopted the Codification of Statutory Accounting Principles (“Codification”). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. See Note 2 for additional information with respect to the adoption of new accounting standards.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“United States GAAP”). As of January 1, 2001, the more significant differences between accounting principles pursuant to Codification and United States GAAP are as follows: (a) acquisition costs, such as commissions and other variable costs that are directly related to acquiring new business, are charged to current operations as incurred, whereas United States GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Methods and statutory mortality, morbidity and interest assumptions, whereas United States GAAP reserves would generally be based upon net level premium, estimated gross margin method, and appropriate estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas United States GAAP generally requires they be reported at fair value; (d) deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to policyholders’ contingency reserves, whereas United States GAAP would include deferred taxes as a component of net income; (e) payments received for universal and variable life products and variable annuities are reported as premium income and changes in reserves, whereas, under United States GAAP, these payments would be recorded as deposits to policyholders’ account balances; (f) majority-owned subsidiaries and other controlled entities are accounted for using the equity method, whereas United States GAAP would consolidate these entities; (g) surplus notes are reported in policyholders’ contingency reserves, whereas United States GAAP would report these notes as liabilities; (h) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against surplus, while under United States GAAP, “non-admitted assets” are recorded, net of any valuation allowance; and (i) reinsurance recoverables on unpaid losses are reported as a reduction of policyholders’ reserves and funds, while under United States GAAP, they are reported as an asset.

The Division has the right to permit other specific practices that deviate from prescribed practices. As permitted by the Division, the prepaid pension asset of the Company was allowed as an admitted asset as of December 31, 2001 and 2000. However, the amount of this admitted asset was limited to the prepaid balance at December 31, 2000 and is reduced each quarter until the asset equals zero at December 31, 2003. This permitted practice does not affect net income. A reconciliation of the Company’s surplus between the practices permitted by the Division and Codification as of December 31, 2001 is as follows (in millions):

Policyholders’ contingency reserves, as reported	$5,151.2
Less admitted prepaid pension asset	(255.6)

Policyholders’ contingency reserves, Codification	$4,895.6

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining investment valuation reserves, impairments and the liability for future policyholders’ reserves and funds and policyholders’ dividends. Future events, including changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Notes to Statutory Financial Statements, Continued

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk exist.

The following is a description of the Company’s principal accounting policies and practices.

a. Investments

Bonds and stocks are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, using the constant yield method, preferred stocks in good standing at cost, and common stocks at fair value with unrealized gains and losses included in policyholders’ contingency reserves.

The value of fixed maturity and equity securities are adjusted for impairments in value deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct write down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established.

For mortgage-backed securities included in fixed maturity securities, the Company recognizes income using a constant yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in these securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

Mortgage loans are valued at amortized cost net of valuation reserves. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation reserve is established for the excess of carrying value of the mortgage loan over its estimated fair value. The estimated fair value is based on the collateral value of the loan if the loan is collateralized. Any change to the valuation reserve for mortgage loans is included in net unrealized capital gains and losses. If the impairment is other than temporary, a direct write down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established. Collateral value is used as the measurement method if foreclosure becomes probable.

Foreclosed real estate is recorded at the lower of cost or collateral fair value at the foreclosure date. Interest income earned on impaired loans is accrued on the net carrying value amount of the loan based on the loan’s effective interest rate; however, interest is not accrued for impaired loans more than 60 days past due.

Real estate classified as held for the production of income or occupied by the company is carried at depreciated cost less encumbrances and any adjustments for impairment in value. Depreciation is calculated using the straight-line method over its estimated useful life, not to exceed 40 years. An impairment loss is measured as the amount by which the individual carrying amounts exceed the fair value of properties. If the fair value of the asset is less than the carrying value, the asset is written down to the fair value thereby establishing a new cost basis. The adjustment is recorded in the Statutory Statements of Income as a realized capital loss.

Real estate held for sale is valued at the lower of its depreciated cost less encumbrances or fair value less encumbrances and estimated costs to sell. Subsequent revisions to the fair value of the asset shall be reported as adjustments to the valuation reserve. Any change to the valuation reserve is recorded in the Statutory Statements of Income as a realized gain or loss.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.
Notes to Statutory Financial Statements, Continued

Short-term investments are carried at amortized cost.

Investments in unconsolidated subsidiaries and affiliates, joint ventures and other forms of partnerships are included in other investments on the Consolidated Statutory Statements of Financial Position and are accounted for using the equity method.

During 2001 and 2000, the Company contributed additional paid-in capital of $207.5 million and $233.0 million, respectively, to unconsolidated subsidiaries including MassMutual Holding Company, Inc.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve (“AVR”) and an Interest Maintenance Reserve (“IMR”). The AVR and other investment reserves stabilize the policyholders’ contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments. The IMR defers all interest related after-tax realized capital gains and losses. These interest rate related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset.

Net realized after tax capital gains of $2.4 million in 2001 and net realized after tax capital losses of $66.7 million in 2000 and $29.2 million in 1999 were deferred into the IMR. Amortization of the IMR into net investment income amounted to $31.3 million in 2001, $42.0 million in 2000 and $52.0 million in 1999, respectively. Realized capital gains and losses, less taxes, not included in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. All security transactions are recorded on a trade date basis. Unrealized capital gains and losses are recorded as a change in policyholders’ contingency reserves.

Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Due and accrued income is not recorded on: (a) unpaid interest on bonds in default, (b) interest on mortgage loans delinquent more than ninety days or where collection of interest is uncertain, (c) rent in arrears for more than three months, (d) policy loans interest due and accrued in excess of cash value, and (e) due and accrued interest on non-admitted assets.

b. Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not chargeable with liabilities that arise from any other business of the Company. The Company receives administrative and investment advisory fees from these accounts. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, which comprise the majority of the separate account assets, for which the policyholder assumes the investment risk; and guaranteed separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statements of Income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue directly to policyholders and, accordingly, are not reflected in the Statutory Statements of Income.

c. Non-admitted Assets

Assets designated as “non-admitted” by the NAIC include furniture, certain equipment, a portion of the prepaid pension asset, and certain other receivables and are excluded from the Statutory Statements of Financial Position by an adjustment to policyholders’ contingency reserves.

d. Policyholders’ Reserves and Funds

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates ranging from 2.50 to 6.75 percent.

Notes to Statutory Financial Statements, Continued

Reserves for individual annuities, funding agreements, guaranteed investment contracts, deposit administration and immediate participation guarantee contracts are based on account value or at accepted actuarial methods, principally at interest rates ranging from 2.25 to 11.25 percent.

Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations.

Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods, and various morbidity tables with assumed interest rates ranging from 2.50 to 5.50 percent.

All policy liabilities and accruals are based on the various estimates discussed above. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

e. Reinsurance

The Company enters into reinsurance agreements with other insurance companies in the normal course of business. Assets and liabilities related to reinsurance ceded contracts are reported on a net basis. Premiums, benefits to policyholders and reserves are stated net of reinsurance. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements.

f. Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Disability income premiums are recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred.

g. Policyholders’ Dividends

The Board of Directors annually approves dividends to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders’ contingency reserves and consider investment returns, mortality experience, expenses and federal income tax charges. The liability for policyholders’ dividends is the estimated amount of dividends to be paid during the following calendar year.

h. Participating Contracts

Participating policies issued by the Company and its United States based life insurance subsidiaries represent in excess of 74% of the Company’s business as of December 31, 2001.

i. Cash and Short-term Investments

The Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

j. Policyholders’ Contingency Reserves

Policyholders’ contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.
Notes to Statutory Financial Statements, Continued

2.	ADOPTION OF NEW ACCOUNTING STANDARDS AND ACCOUNTING CHANGES

On January 1, 2001 the Codification of Statutory Accounting Principles (“Codification”) became effective and was adopted by the Company. Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. Additionally, on January 1, 2001 the Company changed its method of depreciation on certain real estate investments from the constant yield method to the straight-line method as allowed by Codification.

	The total adjustment to policyholders’ contingency reserves due to these changes at January 1, 2001 is as follows (in millions):

	Deferred income taxes				$479.8
	Derivatives marked to market				432.8
	Change in carrying value of subsidiaries				206.2
	Change in real estate depreciation				(84.2)
	Claim expense reserve				(63.2)
	Other				9.8

	Cumulative effect of change in statutory accounting principles				$981.2

	The Company believes that it has made a reasonable determination of the effect on policyholders’ contingency reserves based upon its interpretation of the principles outlined in Codification. However, future clarification of these principles by the Commonwealth of Massachusetts Division of Insurance or the NAIC may have a material impact on this determination. In conformity with statutory accounting practices, prior year statements have not been restated to reflect the implementation of Codification. Certain 2000 and 1999 balances have been reclassified to conform to current year presentation.

3.	INVESTMENTS

	The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2001, the Company had outstanding commitments to purchase privately placed securities, mortgage loans and real estate, which totaled $962.3 million, $664.4 million and $184.5 million, respectively.

	a. Bonds

	The carrying value and estimated fair value of bonds were as follows:

		December 31, 2001

		Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses		Estimated Fair Value

		(In Millions)
	U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 3,149.2	$ 0.3	$ –		$ 3,149.5
	Debt securities issued by foreign governments	22.1	0.2	0.2		22.1
	Asset-backed securities	654.1	5.6	4.6		655.1
	Mortgage-backed securities	4,088.0	13.0	–		4,101.0
	State and local governments	75.7	3.3	–		79.0
	Corporate debt securities	15,095.6	80.2	119.1		15,056.7
	Utilities	992.6	13.8	4.0		1,002.4
	Affiliates	2,519.0	–	1.3		2,517.7

		$26,596.3	$116.4	$129.2		$26,583.5

Notes to Statutory Financial Statements, Continued

	December 31, 2000
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)

U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 3,486.0	$ 68.9	$ 0.1	$ 3,554.8
Debt securities issued by foreign governments	42.8	0.3	2.3	40.8
Asset-backed securities	702.9	–	0.4	702.5
Mortgage-backed securities	3,819.4	1.4	–	3,820.8
State and local governments	81.7	3.6	–	85.3
Corporate debt securities	13,996.6	46.0	145.2	13,897.4
Utilities	906.3	5.8	2.5	909.6
Affiliates	2,176.8	3.0	–	2,179.8

	$25,212.5	$129.0	$150.5	$25,191.0

The carrying value and estimated fair value of bonds at December 31, 2001 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Estimated Fair Value
	(In Millions)

Due in one year or less	$ 316.0	$ 316.7
Due after one year through five years	5,661.8	5,642.9
Due after five years through ten years	10,042.6	10,020.5
Due after ten years	3,595.0	3,610.0

	19,615.4	19,590.1
Asset-backed securities, mortgage-backed securities, and securities guaranteed by the U.S. government	6,980.9	6,993.4

	$26,596.3	$26,583.5

Proceeds from sales of investments in bonds were $8,137.8 million during 2001, $7,417.1 million during 2000 and $10,621.2 million in 1999. Gross capital gains of $76.4 million in 2001, $180.7 million in 2000, and $103.3 million in 1999, and gross capital losses of $152.3 million in 2001, $99.4 million in 2000, and $132.0 million in 1999 were realized, portions of which were deferred into the IMR. Impairment on bonds during the year ended December 31, 2001 was $110.0 million and was included in the gross capital losses noted above.

Excluding investments in United States governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

b. Common Stocks

Common stocks had the following characteristics as of and for the years ended December 31, 2001, 2000 and 1999:

	2001	2000	1999
	(In Millions)

Cost	$452.9	$486.7	$325.0
Sales proceeds	553.6	398.1	302.3
Gross realized capital gains	48.7	87.7	65.8
Gross realized capital losses	44.9	34.1	16.2
Gross unrealized capital gains	97.2	96.8	121.8
Gross unrealized capital losses	105.4	96.7	60.5
Notes to Statutory Financial Statements, Continued

	Impairment on common stocks during the year ended December 31, 2001 was $4.4 million and was recorded in gross realized capital losses.

c.	Mortgage Loans

	Mortgage loans, comprised primarily of commercial loans, amounted to $6,930.1 million and $6,949.5 million at December 31, 2001 and 2000, respectively. The Company’s mortgage loans finance various types of commercial properties throughout the United States. The 2001 amounts are net of $8.5 million in valuation reserves whereas the 2000 valuation reserves of $21.9 million were recorded as other investment reserves on the Statutory Statements of Financial Position. There were no impaired mortgage loans at December 31, 2001 and 2000. The Company had restructured loans with book values of $13.9 million and $35.1 million at December 31, 2001 and 2000, respectively. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods was immaterial in 2001 and 2000.

	At December 31, 2001, scheduled mortgage loan maturities were as follows (in millions):

	2002		$363.5
	2003		418.6
	2004		395.9
	2005		518.4
	2006		816.6
	Thereafter		2,937.7

	Commercial loans		5,450.7
	Mortgage loan pools		1,479.4

	Mortgage loans		$6,930.1

	The Company invests in mortgage loans collateralized principally by commercial real estate. During 2001, commercial mortgage loan lending rates ranged from 4.3% to 15.0%.

	The maximum percentage of any one loan to the value of security at the time the loan was originated, exclusive of insured, guaranteed or purchase money mortgages, was 78.0% and 75.0% at December 31, 2001 and 2000, respectively.

	Taxes, assessments and other amounts advanced and not included in the mortgage loan total were $0.7 million and $0.4 million at December 31, 2001 and 2000, respectively.

	The geographic distributions of the mortgage loans at December 31, 2001 and 2000 were as follows:

		2001	2000

		(In Millions)
	California	$1,038.9	$ 979.4
	Massachusetts	525.1	306.0
	Texas	473.4	470.1
	Illinois	403.3	364.6
	New York	380.0	458.4
	Florida	311.3	386.9
	All other states	2,318.7	2,717.2

	Commercial loans	5,450.7	5,682.6
	Nationwide loan pools	1,479.4	1,266.9

	Mortgage loans	$6,930.1	$6,949.5

d.	Reverse Repurchase Agreements

	The Company enters into reverse repurchase agreements with eligible counterparties. Under a reverse repurchase agreement, the Company sells securities and agrees to repurchase them at a mutually agreed date and price with the difference between the sale price and repurchase price establishing the costs of the transaction to the Company. A reverse repurchase agreement essentially constitutes a form of secured borrowing by the Company. A reverse repurchase agreement involves risk that the market value of the investments purchased by the Company may decline below the amount of the Company’s obligation to repurchase. As of December 31, 2001, the Company had reverse repurchase agreements outstanding in the amount of $214.0 million, with maturities from January 14, 2002 through March 7, 2002 and interest rates ranging from 1.86% to 2.12%. The outstanding amount is collateralized by $224.5 million in bonds.

e.	Real Estate

Real estate occupied by the company amounted to $73.5 million and $68.1 million at December 31, 2001 and 2000, respectively.

Real estate held for production of income was $1,531.4 million and $1,714.5 million, net of encumbrances of $21.0 million and $50.0 million at December 31, 2001 and 2000, respectively.

Real estate held for sale amounted to $318.8 million, net of valuation reserves of $6.3 million at December 31, 2001. At December 31, 2000, real estate held for sale amounted to $234.4 million and valuation reserves of $2.1 million were recorded in general investment reserves.

The carrying value on non-income producing real estate amounted to $86.0 million and $65.2 million at December 31, 2001 and 2000, respectively. Depreciation expense on real estate during the years ended December 31, 2001, 2000 and 1999 was $78.7 million, $101.6 million and $80.4 million, respectively. No impairments on real estate were recorded during the years ended December 31, 2001, 2000 and 1999.

f. Other

The carrying value of investments which were non-income producing for the preceding twelve months was $129.5 million and $113.5 million at December 31, 2001 and 2000, respectively. Investments in joint ventures and partnerships were $1,217.4 million and $1,255.5 million at December 31, 2001 and 2000, respectively. Net investment income on joint ventures and partnerships was $42.6 million, $2.1 million and $21.9 million for the years ended December 31, 2001, 2000 and 1999, respectively. Net investment income on derivative instruments was $170.8 million, $15.0 million and $32.3 million for the years ended December 31, 2001, 2000 and 1999, respectively.

g. Realized capital gains and losses

Net realized capital gains and losses were comprised of the following:

	Years Ended December 31,
	2001	2000	1999
	(In Millions)
Bonds	$(75.9)	$ 81.3	$(28.7)
Common stocks	3.8	53.6	49.6
Mortgage loans	8.6	(7.2)	(2.7)
Real estate	39.1	33.3	16.2
Closed derivatives	(57.7)	(156.1)	(30.6)
Derivatives marked to market	274.6	–	–
Other investments	(40.5)	106.6	(3.6)
Federal and state taxes	(26.3)	(85.0)	(23.9)

Net realized capital gains before deferral to IMR	125.7	26.5	(23.7)
(Gains) losses deferred to IMR	(3.6)	102.6	44.9
Less: taxes on net deferred gains (losses)	1.2	(35.9)	(15.8)

Net deferred to IMR	(2.4)	66.7	29.1

Net realized capital gains	$123.3	$ 93.2	$ 5.4

Notes to Statutory Financial Statements, Continued

4. PORTFOLIO RISK MANAGEMENT

The Company uses derivative financial instruments in the normal course of business to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The investment risk is assessed on a portfolio basis and derivative financial instruments are not designated as a hedge with respect to a specific risk; therefore, the criteria for deferral accounting is not met. The Company does not hold or issue these financial instruments for trading purposes.

The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. The fair value of these contracts is included in other investments on the Statutory Statements of Financial Position. Changes in the fair value of these contracts are recorded as realized gains and losses when contracts are closed and at each reporting date. Net amounts receivable and payable are accrued as adjustments to net investment income and included in other investments on the Statutory Statements of Financial Position. At December 31, 2001 and 2000, the Company had interest rate swaps with notional amounts of $14,102.3 million and $10,314.5 million, respectively. The Company’s credit risk exposure was limited to the fair values of $627.3 million and $409.1 million at December 31, 2001 and 2000, respectively.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to fifteen years. The fair value of these contracts is included in other investments on the Statutory Statements of Financial Position. Changes in the fair value of these contracts are recorded as realized gains and losses when contracts are closed and at each reporting date. At December 31, 2001 and 2000, the Company had option contracts with notional amounts of $6,857.3 million and $10,089.8 million, respectively. The Company’s credit risk exposure was limited to the fair values of $87.4 million and $89.3 million at December 31, 2001 and 2000, respectively.

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. The fair value of caps and floors is included in other investments in the Statutory Statements of Financial Position. Amounts receivable and payable are accrued as adjustments to net investment income and are included in other assets in the Statutory Statements of Financial Position. Changes in the fair value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date. At December 31, 2001 and 2000, the Company had agreements with notional amounts of $1,100.0 million and $2,883.0 million, respectively. The Company’s credit risk exposure on these agreements was limited to the fair values of $10.5 million and $17.7 million at December 31, 2001 and 2000, respectively.

The Company utilizes currency swaps for the purpose of managing currency exchange risks that are mainly related to funding agreements. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date. Notional amounts related to these agreements totaled $1,868.0 million and $506.2 million at December 31, 2001 and 2000, respectively. The Company’s credit risk exposure on these agreements is limited to the fair values of $44.3 million and $11.5 million at December 31, 2001 and 2000, respectively.

The Company utilizes certain other agreements including forward commitments, and asset and equity swaps to reduce exposures to various risks. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date. Notional amounts related to these agreements totaled $234.4 million and $496.0 million at December 31, 2001 and 2000, respectively. The Company enters into forward United States Treasury, Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and other commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date. At December 31, 2001 and 2000, the Company had United States Treasury, GNMA, FNMA and other purchase commitments which will settle during the following year with contractual amounts of $1,869.8 million and $412.3 million, respectively. The Company’s credit risk exposure on these agreements is limited to the fair values of $4.2 million and $1.2 million at December 31, 2001 and 2000, respectively.

Notes to Statutory Financial Statements, Continued

The Company enters into financial futures contracts for the purpose of managing interest rate exposure. The Company’s futures contracts are exchange traded with minimal credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Changes in the value of these contracts are recorded as realized gains and losses when contracts are closed and at each reporting date. As of December 31, 2001 and 2000, the Company had entered into financial futures contracts with contractual amounts of $488.4 million and $992.8 million, respectively.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $172.0 million and $548.3 million at December 31, 2001 and 2000, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, collateral positions are obtained with counterparties when considered prudent.

The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

5. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures may not represent the amount that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material affect on the estimated fair value amounts.

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Bonds, common and preferred stocks: Estimated fair value of bonds and stocks is based on quoted market prices when available. If quoted market prices are not available, fair values are determined by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market prices for comparable investments.

Mortgage loans: The fair value of mortgage loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

Policy loans, cash and short-term investments: Estimated fair value for these instruments approximates the carrying amounts reported in the Statutory Statements of Financial Position.

Other financial instruments: The estimated fair value for these instruments is determined based on quotations obtained from dealers or other reliable sources.

Investment-type insurance contracts: The estimated fair value for liabilities under investment-type insurance contracts are determined by discounted cash flow projections.
Notes to Statutory Financial Statements, Continued

The following table summarizes the carrying value and fair value of the Company’s financial instruments at December 31, 2001 and 2000:

	2001		2000
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)

Financial assets:

Bonds	$26,596.3	$26,583.5	$25,212.5	$25,191.0
Common stocks	444.7	444.7	486.8	486.8
Preferred stocks	152.1	159.7	135.8	137.7
Mortgage loans	6,930.1	7,277.9	6,949.5	7,081.0
Policy loans	6,071.2	6,071.2	5,727.1	5,727.1
Cash and short-term investments	4,683.8	4,683.8	2,292.4	2,292.4

Other financial instruments:

Interest rate swap agreements	627.3	627.3	–	409.1
Options	87.4	87.4	69.6	89.3
Interest rate caps & floors	10.5	10.5	7.9	17.7
Currency swaps	44.3	44.3	–	11.5
Forward commitments, equity and asset swaps	4.2	4.2	(4.7)	1.2

Financial liabilities:

Investment type insurance contracts	10,191.5	10,249.7	8,436.9	8,290.3

6. REINSURANCE

The Company utilizes reinsurance agreements to reduce exposure to large losses in certain aspects of its insurance business. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk.

The Company records a receivable for reinsured benefits paid and the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Premiums ceded were $220.3 million, $160.2 million and $142.7 million and reinsurance recoveries were $134.5 million, $93.9 million and $100.1 million for the periods ended December 31, 2001, 2000 and 1999, respectively. Amounts recoverable from reinsurers were $48.9 million and $55.6 million as of December 31, 2001 and 2000, respectively. At December 31, 2001, five reinsurers accounted for 83% of the outstanding reinsurance recoverable from reinsurers.

7. FEDERAL INCOME TAXES

Federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to policyholders’ contingency reserves. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, and of permanent differences such as policyholder dividends and tax credits, resulted in effective tax rates which differ from the federal statutory tax rate.

Notes to Statutory Financial Statements, Continued

For the years ending December 31, 2001, 2000 and 1999, the Company’s effective tax rate differs from the federal statutory tax rate of 35% for the following reasons:

	2001	2000	1999
	(In Millions)
Expected federal income tax expense using 35%	$286.5	$279.6	$218.0
Income not subject to tax	(58.8)	(41.2)	(46.5)
Tax credits, net of foreign taxes	(32.5)	(32.9)	(21.8)
Policy reserves	4.6	10.3	29.3
Policy acquisition costs	15.2	10.8	13.4
Policyholder dividends and related items	(13.6)	5.4	19.1
Investment items	(25.1)	(13.3)	(13.0)
Expense items	(39.9)	(25.5)	(15.3)
Other	(14.1)	(46.0)	(22.3)

Total federal income tax expense	122.3	147.2	160.9
Capital gains tax expense	21.6	82.2	21.0

Current income tax expense	$143.9	$229.4	$181.9

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31, 2001 were as follows (in millions):

Deferred Tax Assets:

Policy reserves	$ 361.6
Policy acquisition costs	352.9
Policyholder dividends and related items	382.1
Expense items	233.7
Investment items	172.9
Other items	92.4

Total deferred tax assets	1,595.6
Non-admitted deferred tax assets	(470.7)

Admitted deferred tax assets	$1,124.9

Deferred Tax Liabilities:

Investment items	$ 344.0
Policy reserves	24.1
Pension liabilities	113.5
Expense items	140.6

Total deferred tax liabilities	622.2

Net admitted deferred tax asset	$ 502.7

The change in deferred tax assets of $302.2 million, net of non-admitted assets, less the change in deferred tax liabilities of $279.4 million resulted in the net change in deferred taxes of $22.8 million as of December 31, 2001.

In 2001, 2000 and 1999, the Company paid federal income taxes in the amounts of $209.5 million, $223.6 million and $82.5 million, respectively. Federal income taxes available for recovery in the event of future net losses are $152.8 million in 2001, $226.3 million in 2000, and $186.5 million in 1999.

The Company plans to file its 2001 federal income tax return on a consolidated basis with its eligible consolidated subsidiaries and certain affiliates. The Company and its eligible consolidated subsidiaries and certain affiliates are subject to a written tax allocation agreement, which allocates the group’s consolidated tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

Notes to Statutory Financial Statements, Continued

The Internal Revenue Service has completed examining the Company’s income tax returns through the year 1994 and is currently examining the years 1995 through 1997. Management believes adjustments which may result from such examinations will not materially affect the Company’s financial position.

Components of the formula for determining deductible policyholder dividends have not been finalized for 2001 or 2000. The Company records the estimated effects of anticipated revisions in the Statutory Statements of Income.

8. BENEFIT PLANS

The Company provides multiple benefit plans to employees, agents and retirees, including retirement plans and life and health benefits.

Retirement and Savings Plans

The Company sponsors a retirement plan in the form of a cash balance pension plan. On January 1, 2001, the pension plan of an unconsolidated subsidiary was merged into the cash balance plan. With the addition of the agent population on March 1, 2001, the plan now covers substantially all employees. Benefits under the cash balance pension plan are expressed as an account balance that is increased monthly with pay and interest credits. Pay credits are based on employee age and years of service. Special provisions apply to participants who were in the prior traditional defined benefit plans.

The Company accounts for this plan following statutory accounting practices. Accordingly, as permitted by the Commonwealth of Massachusetts Division of Insurance, the Company has recognized a plan asset of $255.6 million and $383.4 million at December 31, 2001 and 2000, respectively. The amount credited to operations for this plan was $29.4 million, $58.6 million and $53.5 million for 2001, 2000 and 1999, respectively. The Company’s policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 2001 and 2000. The assets of the plan are invested in group annuity contracts which invest in the Company’s general and separate accounts.

The Company sponsors defined contribution plans for employees and agents encompassing substantially all of its employees. On January 1, 2001, the profit sharing plan of an unconsolidated subsidiary was merged into the MassMutual Thrift Plan and on March 2, 2001 the Company merged the Agents’ 401(k) Savings Plan into the MassMutual Thrift Plan. The Company funds this plan by matching employee contributions up to three percent of pay, within certain limits, based on years of service and the financial results of the Company each year.

Company contributions and any related earnings are vested based on years of service using a graduated vesting schedule with full vesting after three years of service. The Company also maintains the Agent Pension Plan. Contributions to this money purchase plan for future service were discontinued on February 28, 2001. The assets of the plan are invested in group annuity contracts which invest in the Company’s general and separate accounts.

During 1999, the Company offered an early retirement program to employees over the age of 50 with more than 10 years of service. Employees that elected this program received enhanced benefits that included an additional five years of credited service and an additional five years of attained age. Additionally, a 25% cash bonus was offered for those electing a lump sum settlement of their benefit. Employee pension benefits, including the early retirement program enhancements, are paid directly from plan assets. The Company recorded a $78.9 million reduction to Policyholders’ Contingency Reserves in 1999, as a result of these benefit plan enhancements.

Life and Health

Life and health insurance benefits are provided to employees and agents through group insurance contracts. Substantially all of the Company’s employees and agents may become eligible for continuation of certain of these benefits if they retire as active employees or agents of the Company. The Company accounts for these benefits following statutory accounting practices. The initial transition obligation of $137.9 million is being amortized over twenty years through 2012. At December 31, 2001 and 2000, the net unfunded accumulated benefit obligation was $206.5 million and $166.8 million, respectively, for employees and agents eligible to retire or currently retired and $27.1 million and $29.5 million, respectively, for participants not eligible to retire.

Notes to Statutory Financial Statements, Continued

A summary of assets, obligations and assumptions of the retirement, life and health benefit plans were as follows at December 31, 2001 and 2000:

	Retirement Benefits		Life and Health Benefits
	2001	2000	2001	2000
	(In Millions)
Change in benefit obligation:

Benefit obligation at beginning of year	$ 851.6	$ 805.3	$ 185.4	$ 189.1
Service cost	22.5	16.8	5.1	3.8
Interest cost	60.2	60.0	13.9	13.1
Contribution by plan participants	–	–	–	–
Actuarial gain (loss)	(3.9)	6.5	15.9	(8.1)
Benefits paid	(57.0)	(86.9)	(13.0)	(12.5)
Plan amendments	–	–	15.9	–
Business combinations, divestitures, curtailments, settlements and special termination benefits	5.4	49.9	–	–
Adjustment for Codification	(24.1)	–	–	–

Benefit obligation at end of year	$ 854.7	$ 851.6	$ 223.2	$ 185.4

Change in plan assets:

Fair value of plan assets at beginning of year	$1,072.6	$1,165.3	$ 18.6	$ 20.4
Actual return on plan assets	(107.4)	(16.1)	0.8	1.1
Employer contribution	10.6	10.3	10.3	9.7
Benefits paid	(57.0)	(86.9)	(13.0)	(12.6)
Business combinations, divestitures and settlements	9.0	–	–	–

Fair value of plan assets at end of year	$ 927.8	$1,072.6	$ 16.7	$ 18.6

Funded status:

Unamortized prior service cost	–	$ 15.7	–	–
Unrecognized net gain (loss)	$ (214.9)	(89.0)	$ (12.0)	$ 4.2
Remaining net obligation or net asset at initial date of application	(9.2)	38.1	(58.1)	(46.0)
Prepaid assets (accrued liabilities)	297.2	256.2	(136.4)	(125.0)

Funded status of the plan	$ 73.1	$ 221.0	$(206.5)	$(166.8)

Benefit obligation for non-vested employees	$ 26.2	$ 24.1	$ 27.1	$ 29.5

Components of net periodic benefit cost:

Service cost	$ 22.5	$ 16.8	$ 5.2	$ 3.8
Interest cost	60.3	60.0	13.9	13.1
Expected return on plan assets	(111.5)	(115.3)	(1.2)	(1.3)
Amortization of unrecognized transition obligation or transition asset	1.3	(10.6)	3.8	3.9
Amount of recognized gains and losses	0.1	0.2	–	–
Amount of prior service cost recognized	–	(1.5)	–	–

Total net periodic benefit cost	$ (27.3)	$ (50.4)	$ 21.7	$ 19.5

Notes to Statutory Financial Statements, Continued

The following rates were used in determining the actuarial present value of the accumulated benefit obligations:

	Retirement Benefits		Life and Health Benefits
	2001	2000	2001	2000
Discount rate	7.50%	7.50%	7.50%	7.50%
Increase in future compensation levels	4.00%	4.00%	5.00%	5.00%
Long-term rate of return on assets	10.00%	10.00%	6.75%	6.75%
Assumed increases in medical cost rates in the first year	–	–	9.00%	9.00%
declining to	–	–	5.00%	5.00%
Within	–	–	5 years	5 years

A one percent increase in the annual assumed inflation rate of medical costs would increase the 2001 accumulated post retirement benefit liability and benefit expense by $13.6 million and $1.2 million, respectively. A one percent decrease in the annual assumed inflation rate of medical costs would decrease the 2001 accumulated post retirement benefit liability and benefit expense by $12.7 million and $1.1 million, respectively.

The net expense charged to operations for all employee benefit plans was $55.0 million in 2001, $15.8 million in 2000, and $28.9 million in 1999.

9. SURPLUS NOTES

The Company issued surplus notes of $100.0 million at 7.5 percent and $250.0 million at 7.625 percent in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. All surplus notes of both series are held by bank custodians for unaffiliated investors. Issuance was approved by the Commissioner of Insurance of the Commonwealth of Massachusetts (“the Commissioner”).

All payments of interest and principal are subject to the prior approval of the Commissioner. Anticipated sinking fund payments are due as follows: $62.5 million in 2021, $87.5 million in 2022, $150.0 million in 2023, and $50.0 million in 2024.

Interest on the notes issued in 1994 is paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Commissioner. Interest of $26.6 million was approved and paid in 2001, 2000 and 1999.

10. RELATED PARTY TRANSACTIONS

The Company has management and service contracts or cost sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts or arrangements related to subsidiaries and affiliates were $244.3 million, $241.7 million and $241.9 million for 2001, 2000 and 1999, respectively. The majority of these fees were from C. M. Life Insurance Company which accounted for $171.6 million in 2001, $172.6 million in 2000, and $124.5 million in 1999.

Various subsidiaries and affiliates, including David L. Babson, provide investment advisory services for the Company. Total fees for such services were $101.3 million, $98.8 million and $43.9 million for 2001, 2000 and 1999, respectively. In addition, certain subsidiaries provide administrative services for employee benefit plans to the Company. Total fees for such services were $8.8 million, $7.3 million and $9.0 million for 2001, 2000 and 1999, respectively.

The Company has reinsurance agreements with its subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, including stop-loss and modified coinsurance agreements on life insurance products. Total premiums assumed on these agreements were $410.4 million in 2001, $358.3 million in 2000 and $39.2 million in 1999. Fees and other income include a $42.0 million, $6.2 million and $1.8 million expense allowance in 2001, 2000 and 1999, respectively. Total policyholder benefits assumed on these agreements were $50.2 million in 2001, $47.6 million in 2000 and $43.8 million in 1999.

11. INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

MassMutual has two primary domestic life insurance subsidiaries, C. M. Life Insurance Company (“C.M. Life”), which primarily writes variable annuities and universal life insurance, and MML Bay State Life Insurance Company (“MML Bay State”), which primarily writes variable life and annuity business.

The Company’s wholly-owned subsidiary MassMutual Holding Company (“MMHC”) owns subsidiaries which include retail and institutional asset management, registered broker dealer and international life and annuity operations.

The Company accounts for the value of its investments in subsidiaries at their underlying net equity. Net investment income is recorded by the Company to the extent that dividends are declared by the subsidiaries. During 2001 and 2000, MassMutual received $155.0 million and $132.9 million, respectively, in dividends from such subsidiaries. Operating results, less dividends declared, for such subsidiaries are reflected as net unrealized capital gains in the Statutory Statements of Changes in Policyholders’ Contingency Reserves. In the normal course of business, the Company provides specified guarantees and funding to its subsidiaries including contributions, if needed, to C. M. Life and MML Bay State to meet regulatory capital requirements. At December 31, 2001 and 2000, the Company had approximately $450.0 million and $500.0 million of outstanding funding commitments, respectively, and a $500.0 million support agreement related to credit facilities. The Company holds debt issued by MMHC and its subsidiaries of $2,366.1 million and $2,034.8 million at December 31, 2001 and 2000, respectively.

Below is summarized statutory financial information for the unconsolidated subsidiaries as of December 31, for the years ended:

	2001	2000	1999
	(In Millions)

Domestic life insurance subsidiaries:

Total revenue	$2,186.5	$3,111.9	$1,608.4
Net loss	(3.8)	(5.5)	(26.1)
Assets	9,344.4	8,738.3	5,961.0
Liabilities	8,963.2	8,419.5	5,697.1

Summarized below is United States GAAP financial information for the unconsolidated subsidiaries as of December 31 and for the years then ended:

	2001	2000	1999
	(In Millions)
Other subsidiaries:

Total revenue	$ 2,443.2	$1,607.2	$1,278.9
Net income	61.2	72.4	106.7
Assets	11,769.5	4,992.2	3,541.8
Liabilities	10,891.4	4,119.6	2,847.2

12. BUSINESS RISKS AND CONTINGENCIES

The Company has conducted a review of the financial impact of the tragic events that occurred on September 11, 2001. These events have not materially impacted the Company’s financial position, results of operations, or liquidity for the period ended December 31, 2001 or foreseeable future periods.

Notes to Statutory Financial Statements, Continued

Through December 31, 2001 the Company incurred gross claims in the amount of $17.1 million related to the events of September 11, 2001 of which $7.6 million are reinsured, resulting in a net exposure of $9.5 million. In addition to insurance risk, the Company does have investments in certain sectors of the economy which are directly impacted by these events, such as, the airline or travel and leisure industries. These investments are not material with respect to the total investment portfolio. The Company believes that its investment portfolio is of sufficient quality and diversity as to not be materially impacted by the events of September 11, 2001.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

13. LEASES

The Company leases office space and equipment under various noncancelable operating lease agreements. Total rental expense on operating leases was $33.1 million in 2001, $30.3 million in 2000, and $31.2 million in 1999.

Future minimum lease commitments are as follows (in millions):

2002	$ 33.8
2003	31.9
2004	27.8
2005	20.8
2006	16.3
Thereafter	21.2

Total	$151.8

14. LIQUIDITY

The withdrawal characteristics of the policyholders’ reserves and funds, including separate accounts, and the invested assets which support them at December 31, 2001 are illustrated below (in millions):

Total policyholders’ reserves and funds and separate account liabilities	$60,678.3
Not subject to discretionary withdrawal	(5,459.6)
Policy loans	(6,071.2)

Subject to discretionary withdrawal	$49,147.5

Total invested assets, including separate investment accounts	$67,977.6
Policy loans and other invested assets	(9,489.5)

Marketable investments	$58,488.1

15. SUBSIDIARIES AND AFFILIATED COMPANIES

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2001, is illustrated below. The Company provides management or advisory services to these companies. Subsidiaries are wholly-owned, except as noted.

Notes to Statutory Financial Statements, Continued

Parent
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
CM Assurance Company
CM Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MassMutual Mortgage Finance, LLC
The MassMutual Trust Company
MML Bay State Life Insurance Company
MML Distributors, LLC
MassMutual Assignment Company
Persumma Financial, LLC

Subsidiaries of MassMutual Holding Company
CM Property Management, Inc.
G.R. Phelps & Co., Inc.
HYP Management, Inc.
MassMutual Benefits Management, Inc.
MassMutual Funding, LLC
MassMutual Holding MSC, Inc.
MassMutual Holding Trust I
MassMutual International, Inc.
MMHC Investment, Inc.
MML Investor Services, Inc.
MML Realty Management Corporation
Urban Properties, Inc.
Antares Capital Corporation – 80.0%
Cornerstone Real Estate Advisers, Inc.
DLB Acquisition Corporation – 98.2%
Oppenheimer Acquisition Corporation – 95.36%

Subsidiaries of MassMutual International, Inc.
MassLife Seguros de Vida S. A. – 99.9%
MassMutual Asia, Limited
MassMutual (Bermuda) Ltd.
MassMutual Internacional (Argentina) S.A. – 99.9%
MassMutual International (Bermuda) Ltd.
MassMutual Internacional (Chile) S. A. – 92.5%
MassMutual International (Luxembourg) S. A. – 99.9%
MassMutual International Holding MSC, Inc.
MassMutual Life Insurance Company K.K. (Japan) – 99.5%
MassMutual Mercuries Life Insurance Company – 38.2%

Subsidiaries of MassMutual Holding MSC, Inc.
MassMutual Corporate Value Limited – 46.0%
9048 – 5434 Quebec, Inc.
1279342 Ontario Limited

Subsidiary of MMHC Investment, Inc.
MassMutual/Darby CBO IM Inc.

Affiliates of Massachusetts Mutual Life Insurance Company
MML Series Investment Funds
MassMutual Institutional Funds
Notes to Statutory Financial Statements, Continued

16. SUBSEQUENT EVENT

On March 9, 2002, the Job Creation and Worker Assistance Act of 2002 (the “Act”) was signed into law. One of the provisions of this Act modified the 2001, 2002 and 2003 tax deductibility of the Company’s dividends paid to policyholders. The Company is still evaluating the impact of this Act. Based upon preliminary analysis, the Company anticipates that its tax liability established prior to December 31, 2001 may be reduced by approximately $80.0 million in 2002.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the "Commission") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article V of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V.    Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;
(b)	any individual who serves at the request of the Company as Secretary, a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan, from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person's heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person's indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person's conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION UNDER SECTION 26(e)(2)(A) OF
THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable whole life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

CONTENTS OF POST-EFFECTIVE AMENDMENT No. 3

This Registration Statement is comprised of the following documents:

The Facing Sheet.
Cross-Reference to items required by Form N-8B-2.
The Prospectus consisting of 98 pages.
The Undertaking to File Reports.
The Undertaking pursuant to Rule 484 under the Securities Act of 1933.
Representation under Section 26(e)(2)(a) of the Investment Company Act of 1940.
The Signatures.
Written Consents of the Following Persons:

1.	Deloitte & Touche LLP as its independent auditors;
2.	Counsel's opinion as to the legality of securities being registered;
3.	Opinion and Consent of Craig Waddington, FSA, MAAA, opining as to actuarial matters contained in the Registration Statement.

99.A. The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:

1.		a. Resolution of Board of Directors of MassMutual establishing the Separate Account./1/
b. Certificate of Secretary as to the establishment of the SVUL II Segment of the Separate Account./11/
2.		Not Applicable.
3.		a. Form of Distribution Servicing Agreement between MML Distributors, LLC and MassMutual./2/
b. Form of Co-Underwriting Agreement between MML Investors Services, Inc. and MassMutual./2/
4.		Not Applicable.
5.	a.	Form of Survivorship Flexible Premium Adjustable Variable Life insurance policy./10/
	b.	Form of Survivorship Term Rider/8/
	c.	Form of Estate Protection Rider/8/
	d.	Form of Accelerated Benefit Rider/8/
	e.	Form of Policy Split Option Rider/8/
6.		a. Certificate of Incorporation of MassMutual./1/
b. By-Laws of MassMutual./1/
7.		Not Applicable.
8.		Form of Participation Agreements.
	a.	Oppenheimer Variable Account Funds/1/

	b.	Fidelity® Variable Insurance Products Fund II/3/
	c.	T. Rowe Price Equity Series, Inc./4/
	d.	American Century Variable Portfolios, Inc./3/
	e.	Janus Aspen Series/9/

	f.	BT Insurance Funds/9/
	g.	Goldman Sachs Variable Insurance Trust/4/
	h.	Templeton Variable Products Series Fund/9/
	i.	INVESCO Variable Investment Funds, Inc./14/
	j.	Panorama Series Fund, Inc./6/
9.	Not Applicable.
10.	Form of Application for a Survivorship Flexible Premium Adjustable Variable Life insurance policy./13/
11.	SEC Procedures Memorandum describing MassMutual's issuance, transfer, and redemption procedures for the Policy./12/
99.B.	Opinion and Consent of Counsel as to the legality of the securities being registered.
99.C.	No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I
99.D.	Not Applicable.
99.E.	Consent of Deloitte & Touche LLP as independent auditors.
99.F.	Opinion and Consent of Craig Waddington, FSA, MAAA, as to actuarial matters pertaining to the securities being registered.
99.G.	1. Powers of Attorney/6/
2. Power of Attorney - Roger G. Ackerman/7/
3. Power of Attorney - Robert J. O'Connell/11/
4. Power of Attorney - Howard Gunton/13/
5. Power of Attorney - Marc Racicot/15/
27 Not Applicable

---------------------

/1/	Incorporated by reference to Initial Registration Statement of the Separate Account filed with the Commission as an exhibit on February 28, 1997. (Registration No. 333-22557)
/2/	Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 33-89798 as an exhibit filed with the Commission on May 1, 1997.
/3/	Incorporated by reference to the Pre-Effective Amendment No. 2 to Registration Statement No. 333-41657 filed with the Commission as an exhibit on May 26, 1998.
/4/	Incorporated by reference to the Initial Registration Statement No. 333-65887 filed with the Commission as an exhibit on October 20, 1998.
/5/	Incorporated by reference to the Pre-Effective Amendment No. 1 to Registration Statement No. 333-41667 filed with the Commission as an exhibit on March 18, 1998.
/6/	Incorporated by reference to Registration Statement No. 333-22557 filed with the Commission as an exhibit on February 28, 1997.
/7/	Incorporated by reference to the Pre-Effective Amendment No. 1 to Registration Statement No. 333-45039 on Form N-4 filed with the Commission as an exhibit on June 4, 1998.
/8/	Incorporated by reference to the Initial Registration Statement to SVUL II - C.M. Life, filed with the Commission as an exhibit on October 5, 1999.
/9/	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-80991 filed with the Commission on September 20, 1999.
/10/	Incorporated by reference to Initial Registration Statement No. 333-88503 filed with the Commission as an exhibit on October 5, 1999.
/11/	Incorporated by reference to the Pre-Effective Amendment No. 1 to Registration Statement No. 333-95845 filed on Form N-4 with the Commission as an exhibit on August 1, 2000.
/12/	Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement No. 333-49475 filed with the Commission as an exhibit on April 25, 2002.
/13/	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-88503 filed with the Commission as an exhibit on January 20, 2000.
/14/	Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-80991 filed with the Commission as an exhibit in April, 2000.
/15/	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-73406 on Form N-4 filed with the Commission as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 3 to Registration Statement No. 333-88503 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 3 to Registration Statement No. 333-88503 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 25th day of April, 2002.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY (Depositor)

By: /s/ Robert J. O'Connell*
Robert J. O'Connell, Director, Chairman, President and Chief Executive Officer
Massachusetts Mutual Life Insurance Company

/s/ Richard M. Howe           on April 25, 2002, as Attorney-in-Fact pursuant to powers of attorney
*Richard M. Howe               incorporated by reference.

As required by the Securities Act of 1933, this Post-Effective Amendment No. 3 to Registration Statement No. 333-88503 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert J. O'Connell*	Director, Chairman, President and	April 25, 2002
Chief Executive Officer
Robert J. O'Connell

/s/ Howard Gunton*	Executive Vice President,	April 25, 2002
Chief Financial Officer, and
Howard Gunton	Chief Accounting Officer

/s/ Roger G. Ackerman*	Director	April 25, 2002

Roger G. Ackerman

/s/ James R. Birle*	Director	April 25, 2002

James R. Birle

/s/ Gene Chao*	Director	April 25, 2002

Gene Chao, Ph.D.

/s/ James H. DeGraffenreidt	Director

James H. DeGraffenreidt Jr.

/s/ Patricia Diaz Dennis*	Director	April 25, 2002

Patricia Diaz Dennis

/s/ Anthony Downs*	Director	April 25, 2002

Anthony Downs

/s/ James L. Dunlap*	Director	April 25, 2002

James L. Dunlap

/s/ William B. Ellis*	Director	April 25, 2002

William B. Ellis, Ph.D.

/s/ Robert M. Furek*	Director	April 25, 2002

Robert M. Furek

/s/ Charles K. Gifford*	Director	April 25, 2002

Charles K. Gifford

/s/ William N. Griggs*	Director	April 25, 2002

William N. Griggs

/s/ William B. Marx, Jr.*	Director	April 25, 2002

William B. Marx, Jr.

/s/ John F. Maypole*	Director	April 25, 2002

John F. Maypole

/s/ Marc Racicot*	Director	April 25, 2002

Marc Racicot

/s/ Richard M. Howe	on April 25, 2002, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.
*Richard M. Howe

EXHIBIT LIST

99.B.	Opinion and Consent of Counsel as to the legality of the securities being registered.

99.E.	Consent of Deloitte & Touche LLP as independent auditors.

99.F	Opinion and Consent of Craig Waddington, FSA, MAAA, as to actuarial matters pertaining to the securities being registered.